Annual Report To Policyowners                                 December 31, 1999
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                                     [LOGO]
                                  GUARDIAN(SM)
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Select Guard

THE GUARDIAN
SEPARATE ACCOUNT C

THE GUARDIAN STOCK FUND
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THE GUARDIAN BOND FUND, INC.
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THE GUARDIAN CASH FUND, INC.
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BAILLIE GIFFORD
INTERNATIONAL FUND
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VALUE LINE CENTURION FUND, INC.
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VALUE LINE STRATEGIC ASSET
MANAGEMENT TRUST
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                                  The Guardian Insurance &
                                  Annuity Company, Inc.

                                  A wholly owned subsidiary of
                                  The Guardian Life Insurance Company of America

                                  Executive Office
                                  7 Hanover Square
                                  New York, New York  10004

                                  Customer Service Office
                                  P.O. Box 26210
                                  Lehigh Valley, Pennsylvania  18002-6210
                                  1-800-221-3253

                                  Distributed by:
                                  Guardian Investor Services Corporation(R)

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Performance Summary
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      Investment Option                                      Total Returns*

      The Guardian Stock Fund.................................    29.27%
      Baillie Gifford International Fund......................    37.10%
      Baillie Gifford Emerging Markets Fund...................    69.77%
      Value Line Centurion Fund...............................    26.37%
      Value Line Strategic Asset Mgt. Trust...................    22.52%
      Gabelli Capital Asset Fund .............................    18.08%
      The Guardian Bond Fund..................................    -2.27%
      The Guardian Cash Fund..................................     3.26%
      The Guardian Small Cap Stock Fund ......................    33.09%
      MFS Growth with Income Series ..........................     5.15%

      Fixed-Rate Option

            The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option from January 1, 1999 to December 31, 1999 was 5.00%.

            Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

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*     The chart above shows the total returns for each investment option under
      The Guardian Investor based on the percentage change in unit values during the period from January 1, 1999 through December 31, 1999. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk and administrative service charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract fee or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

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

ANNUAL REPORT FOR
Select Guard
Value Plus

Table of Contents                                 Portfolio           Schedule
                                                  Manager                of
                                                  Interview          Investments
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Economic Report                                                           3

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The Guardian Stock Fund                               6                  36

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The Guardian Bond Fund                               10                  44

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The Guardian Cash Fund                               18                  50

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Baillie Gifford International Fund                   12                  62

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Value Line Centurion Fund                            14                  74

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Value Line Strategic Asset Management Trust          16                  82

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The Shearson Lehman Brothers Fund of                                     94
Stripped ("Zero")

This fund is only available to policyowners of Value Plus

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The Guardian Separate Account C                                          20

For Select Guard policyowners

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The Guardian Separate Account B                                          28

For Value Plus policyowners

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Investments offered through The Guardian Insurance & Annuity Company, Inc. are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

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Dear Policyowner:
-----------------

[PHOTO OMITTED]

Joseph D. Sargent, CLU
President & CEO

      As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc., and its parent, The Guardian Life Insurance Company of America, I am pleased to send you this Annual Report on the performance of your policy's separate account and its underlying variable investment options during the past year.

Helping You Reach Your Goals

      As an owner of a variable life product, you are among a rapidly growing group of people who are planning for their future with a retirement product that is linked to the investment markets. A variable life product such as Select Guard may be one of the best ways to prepare for your retirement and because of the benefits it offers, may help you reach your goals faster.

      This Report tells you how each investment option available in your policy has performed. Also included is a letter from Frank J. Jones, Ph.D., our chief investment officer, and interviews with the portfolio managers of the funds that comprise our investment options. These materials discuss the current economic environment as well as specific issues that may impact your investment strategy.

      I am confident that this information will be invaluable to you as you assess your financial situation and investment strategies.

      Thank you for selecting Guardian to assist you in investing for your future.

      Sincerely,

      /s/ Joseph D. Sargent, CLU

      Joseph D. Sargent, CLU
      President and Chief Executive Officer
      The Guardian Insurance & Annuity Company, Inc.
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Economic Report
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[Photo of Frank J. Jones, Ph.D., Chief Investment Officer,
Co-Portfolio Manager, The Guardian Stock Fund]

Can Trees Grow to The Sky?

      As of February 2000, the U.S. economy had grown for 106 consecutive months (the current expansion began during April 1991), exceeding the longest post-World War II expansion of 1961-69, which was supported by the Vietnam War. And yet, the economy at present shows no significant geriatric strains.

      The current stock market rally began during October 1990 (some say the structural bull market began in 1982) and the S&P 500 Index(1) has returned over 20% for five consecutive years from 1995 through 1999, an unprecedented run.

      Are these two streaks related? Can these two streaks continue? If not, when will they end? This report addresses these key questions.

      First, are they related? Obviously. Economists fret that a weakening economy will weaken corporate profits and, thus, the stock market. On the other hand, Alan Greenspan frets that a stock market correction will cause an economic correction through the wealth effect, that is, funding consumption out of wealth, rather than income. Who is right in terms of causality? Probably both. A weakening in either the economy or the stock market could affect the other.

      Can these two streaks continue? That is, can trees grow to the sky? It seems clear that the economy and the stock market cannot continue to grow at their recent pace. Real Gross Domestic Product (GDP) grew by 4% during 1999 (down from 4.6% during 1998), and the unemployment rate is 4.1%, the lowest since 1969. Greenspan is appropriately concerned about labor shortages and resulting labor cost increases, which has heretofore been mitigated by immigration, job insecurity resulting from continuing corporate restructuring, and other factors.

      With respect to the stock market, stock prices have outgrown earnings for several years. The price-to-earnings ratio for the S&P 500 was 31.49 at the end of 1999, significantly the highest since World War II. The S&P 500 cannot continue to return 20% every year - the average return over the period from 1926-1999 was 11.35%.

      As the noted economist Herb Stein profoundly said, "If a trend cannot continue, it will stop." Thus, these two trees cannot grow to the sky. But when will they stop growing? Most immediately, will they stop growing during 2000? This is the timely question. To put the answer before the reasoning, we expect growth in the economy and the stock market to moderate during 2000, but do not expect significant reversals.

      Before we proceed, however, we should comment on the other major financial market, the bond market, which is related to our expectation for 2000. If the economy and the stock markets received grades of "A" during 1999, the bond market received a "D-". 1999 experienced the second worst bond market performance since 1973, the worst being 1994. This weak showing by bonds during 1999 was no surprise. During 1994, an even weaker year for bonds, the Federal Reserve (Fed) tightened six times, increasing the Fed funds rate from 3% to 5.5%. During 1999, the Fed tightened three times, increasing the rate from 4.75% to 5.50%.

      The bond market never responds well to Fed tightening. But the three Fed tightenings during 1999 and the two or perhaps more expected during 2000 should moderate economic growth during 2000 to a level of about 3%-3 1/2%, which is currently thought to be "sustainable," without causing a recession or even a severe economic softening. That is, the weak bond market during 1999 planted the seeds for a moderation in the economy during 2000.

The Economy

      As indicated, as of February, the U.S. economy will have experienced its longest post-World War II economic expansion, accompanied by a low unemployment rate (the lowest in 29 years) and also moderate inflation. This combination of desirable conditions, previously thought to be too good to be true, has been referred to as the "New Economy" or "New Paradigm".

      Among the reasons for this salutary environment are the following. First, productivity has been quite high due to, among other factors, technology. Second, monetary policy (due to Alan Greenspan) and fiscal policy (due primarily to the strong economy resulting in a federal budget surplus) have been prudent. Third, several factors have mitigated inflation. They include globalization, the strong U.S. dollar, the (until recently) economic slowdown in Asia (and its effect on commodity prices) and improved technology (including e-commerce), all

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(1) The Standard & Poor's (S&P 500) Index is an unmanaged index of 500 large-cap
    U.S. stocks that is generally considered to be representative of U.S. stock market activity.

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leading to weaker pricing power. Weaker labor unions, the increased use of
"temps" and the increased use of stock options rather than salary have also moderated wage inflation. And fourth, the strong stock market has been both a cause and an effect of the long expansion.

      Looking back, why have past economic expansions ended? The first reason has been the inventory cycles. However, while there will be some inventory adjustment from the fourth quarter of 1999 through the first quarter of 2000, due to Y2K, prudent inventory management, including "just in time" inventory, may have rendered the inventory cycle obsolete. The second is inflation (at times caused by oil shocks) and a resulting aggressive Fed tightening. This is the reason we had recessions in 1960, 1970, 1980 and 1990. This threat to economic expansion is alive and well, as indicated below.

      There are three risks to the current economic expansion. The first is continued above sustainable economic growth, leading to incipient inflation, perhaps supported by increased oil prices, resulting in an aggressive Fed tightening of interest rates (a la 1994).

      The second is the current high trade deficit (a net import of goods and services financed by international investment in U.S. financial markets). This excess of imports over exports has satisfied the strong U.S. demand for consumer goods and perhaps abated inflationary forces resulting from excess demand for domestic production. This deficit could lead to a self-reinforcing cycle of:

      o Weaker U.S. Dollar;

      o Withdrawal of international funds from U.S.; and

      o Weaker U.S. stock and bond markets.

      Finally, there is the current high consumption (that is, a low, even negative, savings rate) supported by the "wealth effect", due to a strong stock market and strong residential housing prices. A decline in the stock market (which Alan Greenspan has long thought to be overvalued) could cause a significant decline in consumption, which is approximately two-thirds of GDP, and cause a consumption-led recession during 2000.

            Our expectation for the economy is that fundamental growth will remain unsustainably strong and the Fed will raise rates two or more times during the first half of 2000. However, adroit Fed policy will lead to approximately 3% growth during 2000, which may be sustainable without inflation. The two or three Fed tightenings expected during 2000 will increase yields during the first half of 2000, but due to moderated economic growth, yields should be lower than they are now by the end of 2000, providing moderate returns on bonds during 2000. The two other risks mentioned will remain, but we do not believe that they will cause an end to the expansion during 2000.

The Stock Market

      The current bull market began during October of 1990, and the S&P 500 has returned over 500% (including dividends) since then. In addition, as indicated, the S&P 500 has returned over 20% annually during 1995-1999. Three fundamental reasons for the long bull market are: the decline in interest rates; high profit growth (due largely to the long economic expansion); and the decline in the common stock risk premium. The risk premium has declined, as more individual investors have become comfortable with the stock market, partly due to its long sustained growth.

      The main theme of the 1999 stock market was technology stocks. Technology stocks tend to be growth rather than value stocks, but are dispersed across large, mid and small capitalization stocks. In this regard, the S&P 500 returned 21.04% during 1999, while the S&P 500, exclusive of its technology issues, returned only 2% and the technology sector (which represents approximately 29.7% of the S&P 500) returned 74.76%. In addition, for non-technology stocks, the stock market was unforgiving for stocks with weak earnings and rewarding for those with strong earnings (for example, during 1999 Pfizer and GE returned -21.50% and 53.56%, respectively). At the opposite end of the technology sector in the return universe was the utility sector, which behaves like bonds, and returned -5.81% (as measured by the Dow Jones Utilities Average).(2)

      Our expectation for the stock market is that while the market will exhibit considerable volatility during 2000, due both to specific events and consumer psychology, and while the S&P 500 will not return 20% or more during 2000, the S&P 500 return will be moderate and more consistent with average historical returns (11.35% over the period 1926-1999). There will again, however, be considerable disparity among sectors and stocks. In particular, while there will again be many technology "winners," there will also be many bankruptcies and other weaknesses within technology stocks. This would be expected because many of 1999's technology IPOs are basically yesterday's venture capital companies going public prematurely, at least by previous standards.

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(2) The Dow Jones Utilities Average is an unmanaged average of utility stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. utility sector performance.

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4
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Overview

      Given our expectations for the economy and Fed behavior, bond yields should increase early during the year, decrease later in the year, and bond investors should experience a moderate return during 2000. Bonds returns, however, will be much more competitive with stock returns than they were during 1999.

      Stock investors should keep their seat belts on during 2000. Volatility due to specific events, such as earnings announcements, and other factors related to investor psychology will be high. But overall, the stock market, based on reasonable corporate profits, should provide reasonable returns, although most likely not the 20% returns on the S&P 500 that we have experienced for the last five years.

      This overview would not be complete without a comment on last year's winner, technology stocks. Our sense is that, on average, technology stocks will, despite considerable volatility, perform well during 2000. There will be a major difference from 1999, however. During 1999, the flow of capital into technology stocks was bountiful and, perhaps, indiscriminate. Many technology stocks attracted funds even in the absence of actual profits, expected profits or even revenues.

      During 2000, however, while earnings growth will remain large and capital will continue to flow into the technology sector, the funds will flow into the sector in a much more judicious manner. There will be some big winners and perhaps many big losers. This outcome would not be unexpected because many of these new corporations were fundamentally venture capital companies which were able to conduct IPOs only because of the bountiful and indiscriminate capital flows. The easy money in this sector is gone; it's time for the pros.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

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The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception:  April 13, 1983

Net Assets at December 31, 1999: $4,175,087,062

Q. How did the Fund perform in 1999?

A. For an unprecedented fifth consecutive year, The Guardian Stock Fund had a return of more than 20%. The Fund earned a total return of 31.17%(1) for the year compared to 21.04% for the S&P 500 Index,(2) a margin of 10.13%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves -- which had once taken years -- into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,(3) half of the S&P 500 stocks actually were down for the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,(4) commonly viewed now as a proxy for large technology stocks, was up over 86%, with much of that coming late in the year.

Q. What factors affected performance in 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks -- stocks that are normally poor performers but can make large increase in value when the economy expands -- had their biggest rally in a quarter-century, and the technology rally looked like history. After an

================================================================================
"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
================================================================================

intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid- and small-cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

Q. What strategies do you use to manage the Fund?

A. We have for many years employed a combination of

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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

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6
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quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine our growing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. What do you envision for the stock market in 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more interest rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

      While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it has been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

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The Guardian Stock Fund Profile
-------------------------------

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                    Top Ten Holdings as of December 31, 1999

                                                         Percentage
         Company                                        of Net Assets

   1. Microsoft Corp.                                       5.54%
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   2. Intel Corp.                                           2.46%
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   3. Int'l. Business Machines                              2.06%
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   4. Wal-Mart Stores, Inc.                                 1.89%
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   5. General Electric Co.                                  1.84%
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   6. America Online, Inc.                                  1.75%
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   7. Citigroup, Inc.                                       1.63%
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   8. EMC Corp.                                             1.53%
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   9. Motorola, Inc.                                        1.45%
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   10. Oracle Corp.                                         1.44%

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

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      Average Annual Total Returns(1) for Periods Ended December 31, 1999

                                                                  Life of Fund
                                1 Year    5 Years    10 Years    (since 4/13/83)
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The Guardian Stock Fund         31.17%    29.48%     20.04%          18.74%
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S&P 500 Index                   21.04%    28.51%     18.17%          17.50%
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(1)   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

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                       Sector Weightings of Common Stocks
                            as of December 31, 1999

   [The following table was depicted as a pie chart in the printed material.]

Cash                     4.68%

Telecommunication       18.03%

Technology              37.25%

Energy                   5.18%

Basic Industries         1.58%

Financial                7.10%

Transportation           0.07%

Utilities                0.82%

Credit Cyclicals         0.15%

Consumer Services        7.70%

Capital Goods            1.87%

Consumer Cyclical        7.65%

Consumer Staples         7.92%

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8

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Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]


The Guardian Stock Fund $177,629

S&P 500 Index $163,104

Cost of Living $17,232

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A hypothetical $10,000 investment made at the inception of The Guardian Stock
Fund on April 13, 1983 would have grown to $177,629 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $163,104. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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

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The Guardian Bond Fund
----------------------

[Photo of Thomas G. Sorell, C.F.A., Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1999?

A. The Fund had a total return of -0.84%(1) for the year ended December 31, 1999, while the average fund in our Lipper Intermediate Investment Grade peer group(2) returned -0.60% for the year. The group consists of 22 variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned -0.82% in 1999.

Q. What factors affected the Fund's performance?

A. The year 1999 saw a reversal of fortunes in the fixed income market, as many of the factors that caused the sharp outperformance of Treasuries in 1998 (relative to the spread sectors, namely corporate bonds, mortgage and asset-backed securities and agency debt) diminished as the year progressed. First and foremost, the three interest rate reductions undertaken by the Federal Reserve (Fed) in 1998 to inject liquidity and restore confidence during that year's global and domestic financial crises were fully reversed. Amidst concerns that the domestic economy was growing at an unsustainably strong rate, the Fed increased the Fed Funds rate by 0.75% in a series of three tightenings over the course of 1999. Furthermore, the prospects for the overseas economies improved in 1999, so the demand for Treasuries as a safe haven eased as well.

      As a result of these combined effects, Treasury yields rose substantially. The yield on the 2-year Treasury note increased by over 1.70% to finish 1999 at a 6.24% yield, while the 30-year bond increased by nearly 1.40% to 6.48%. Putting this into perspective, the Treasury component of the Lehman Aggregate Bond Index returned -2.56% in 1999, after turning in a 10.03% performance in 1998. This sharp reversal was the primary reason that the overall Lehman Aggregate Bond Index experienced a -0.82% return in 1999, a negative return for only the second time in Index history. In fact, during the 1990s, the Lehman Aggregate Bond Index, which is representative of the overall fixed income market, earned an average annual return of 7.88%.

      Even though Treasuries performed poorly in 1999, the spread sectors enjoyed a very good year as their performance cushioned much of the weakness experienced in the Treasury sector. For example, the two major spread sectors in the Lehman Index, corporate bonds and mortgage-backed securities (MBS), both outperformed Treasuries handily, returning 1.75% and 1.13%, respectively, over comparable-duration Treasuries. The corresponding averages for the 1990s were 0.43% and 0.32%, respectively.

      Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund. In 1998, the Fund posted a good performance in nominal terms due to the strong performance of Treasuries, but the performance of the spread sectors was very disappointing. On the other hand, in 1999, the Fund's performance was negative on a nominal basis due to the increase in overall yields, but was somewhat offset by the exceptional performance of the spread sectors. In both cases though, the Fund's performance benefited from our focus on asset allocation.

      Much of the spread sectors' outperformance occurred in the first and fourth quarters. All spread assets were

================================================================================
"Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund."
================================================================================

very undervalued coming into 1999 as a result of 1998's financial turmoil, but as investor concerns eased, spread assets came back into favor, and turned in a strong performance in the first quarter. Part of this strong performance was eroded during 1999's middle quarters, as the prospect of higher interest rates dampened the demand for fixed income assets in general. However, this weakness proved to be temporary. The rise in yields greatly mitigated many fears of prepayment risk in MBS and additional supply in corporates, and as concerns over Y2K diminished, spread sectors outperformed in the fourth quarter, and experienced a strong year overall.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment for the Fund will be lower to reflect separate account and contract policy changes. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q. What was your investment strategy during the year?

A. The Fund's performance in 1999 was the result of a reasonably successful asset allocation strategy. We strongly favored spread assets over Treasuries for much of the year, and at one point, we reduced our Treasury exposure to its lowest level in several years.

      We believed that all spread assets were still undervalued at the end of 1998, and entered 1999 in a significantly overweighted position in both corporates and MBS. This posture served us well as these sectors outperformed in the first quarter. Following some continued strong performance by spread assets, we reduced our exposure to corporate bonds and decreased the duration of our MBS holdings in the second quarter as these sectors became less attractive on a risk/return basis, especially in the context of anticipated Fed tightenings. After some subsequent weakening in these sectors, we resumed our strategy of overweighting spread sectors after determining that the weakening had left them fundamentally undervalued once again. Unfortunately, this move proved to be somewhat early, as the sectors weakened further in the third quarter in the wake of the market's reduced liquidity and increased volatility. Nonetheless, our exposure left the Fund well-poised going forward. In fact, both corporates and MBS outperformed comparable duration Treasuries in each of the last four months of 1999, as measured by the Lehman Index.

      The Fund's performance in 1999 was a result of our overweighted positions in spread product, but it was further enhanced by our security selection. Specifically, given our positive outlooks on both the economy and the corporate profit picture, we increased our exposure to lower-rated investment grade bonds, which subsequently returned more than their higher-rated counterparts. In addition, we rebalanced our holdings in the MBS sector in favor of higher coupon (and higher yielding) mortgage passthroughs, since the higher rate and lower volatility environments improved their risk/return outlook and reduced the need for the prepayment protection in discount securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1999
------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Period Ended December 31, 1999
================================================================================
1 Year ............................................... -0.84%
5 Years ..............................................  7.16%
10 Years .............................................  7.27%
Since Inception (5/1/83) .............................  8.66%
--------------------------------------------------------------------------------

Q. What is your outlook for 2000?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and Treasury securities. We will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations as appropriate, consistent with our views on relative sector valuations. We will not take interest rate bets, but we do recognize that the market may be facing the end of the decline in rates that has been in place since the 1980s. In any event, our goal will remain to identify attractive investment opportunities that will allow us to maximize returns in the context of a well-diversified portfolio.


--------------------------------------------------------------------------------
                        Recent Asset Allocation Strategy
                     (% Market Values, Total at Quarter End)

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material.]

[Plot points to come]

Lehman Aggregate Bond Index                  $44,075

The Guardian Bond Fund                       $42,625

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

Inception: February 8, 1991

Net Assets at December 31, 1999: $933,543,942

Q. How did the Fund perform?

A. The Fund performed well in 1999. The total return for the year was 39.11%,(1) compared with the total return of 27.30% of the MSCI EAFE Index.(2) Most international markets were strong. The major European markets benefited from an upturn in economic activity in the region, while the Japanese market was strong as the country moved to sort out the problems of its financial sector, which until recently has been weak. In local currency terms (Pound Sterling), the total return of the MSCI Europe ex-UK Index(3) was 37.04%, while in Yen terms, the MSCI Japan Index(4) total return was 46.79%. However, currency fluctuations had a major influence upon returns for the U.S. investor. The Euro, which was launched at the beginning of the year, was weak against the Dollar, and the MSCI Europe ex-UK Index had a total return of only 17.84% when expressed in Dollars. In contrast, the Japanese Yen was surprisingly strong, and in Dollar terms the MSCI Japan Index had a 61.77% total return.

Q. What factors affected the Fund's performance?

A. The Fund outperformed the MSCI EAFE Index for a number of reasons. Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses, especially in two specific areas. Those areas were the telecommunications sector, where the Fund had an above Index exposure to mobile telephone network companies, and in Japan, where the stocks held by the Fund did significantly better than the MSCI Japan Index.

Q. What is your outlook for the future?

A. We still believe that inflation is likely to remain very low by historical standards, but we have become increasingly concerned about interest rates. We think that the cautious rate rises which began last year in Europe and the U.S. will continue, and that this may prove unsettling for markets in the early part of this year.

      Markets have become very narrow, and their leading stocks are very vulnerable to a setback, especially if a bout of uncertainty about the path of interest rates provides an excuse to take profits. Nevertheless, we are confident that the long term earnings prospects of our

================================================================================
"Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses."
================================================================================

investments are strong and that the central banks of the world are determined to pre-empt inflation. This is a good background for investment in the longer term. In the meantime, it continues to be our responsibility to search for good investments among the many stocks that were left behind by 1999's amazing rally.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.
(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns(1)
                       for Periods Ended December 31, 1999
================================================================================

1 Year ............................. 39.11%
3 Years ............................ 23.57%
5 Years ............................ 19.35%
Since Inception (2/8/91) ........... 16.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

          Baillie Gifford International Fund                The MSCI/EAFE Index

2/8/91
91
92
93
94
95
96
97
98
12/31/99              $37,447                                    $25,567

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EAFE Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                        Location as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Pacific ex Japan              7.1%

Cash                          1.5%

UK                           15.6%

Europe ex UK                 46.9%

Japan                        28.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 1999

                                         Percent of
      Company                         Total Net Assets   Industry Sector         Country
------------------------------------------------------------------------------------------------------------
    1. Mannesmann AG                        4.12%        Conglomerates            Germany
------------------------------------------------------------------------------------------------------------
    2. Nokia OYJ                            3.94%        Telecommunications       Finland
------------------------------------------------------------------------------------------------------------
    3. NTT Mobile Comm. Network, Inc.       3.87%        Telecommunications       Japan
------------------------------------------------------------------------------------------------------------
    4. Fujitsu Ltd.                         2.88%        Computer Systems         Japan
------------------------------------------------------------------------------------------------------------
    5 Sonera OYJ                            2.27%        Telecommunications       Finland
------------------------------------------------------------------------------------------------------------
    6 LM Ericsson                           1.98%        Telecommunications       Sweden
------------------------------------------------------------------------------------------------------------
    7. Hitachi                              1.90%        Electronics              Japan
------------------------------------------------------------------------------------------------------------
    8. Rohm Co.                             1.89%        Electronics              Japan
------------------------------------------------------------------------------------------------------------
    9. Total Fina S.A.                      1.80%        Oil and Gas              France
------------------------------------------------------------------------------------------------------------
   10. Nippon Tele. & Tel. Corp             1.79%        Telecommunications       Japan
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Alan N. Hoffman, CFA,(left) and Senior Portfolio Manager, Philip J. Orlando, CFA, Chief Investment Officer & Centurion Team Leader]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 1999: $971,372,009

Q. For the year ended December 31, 1999, how did The Value Line Centurion Fund perform?

A. For the year ended December 31, 1999, the Fund produced an excellent total return of 28.23%,(1) compared with total returns of 21.04% for the Standard & Poor's 500 Index (S&P 500)(2) and 21.35% for the Russell 2000.(3)

      Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service. Throughout 1999, Centurion was primarily invested in large-cap securities, and, as a result, paid huge dividends because of the market's preference for these types of stocks.

Q. What factors affected the Fund's performance, and what was your investment strategy during this time period?

A. We had correctly anticipated that there would be a temporary surge in U.S. Gross Domestic Product (GDP) during the second half of 1999, as many companies spent aggressively to gain technological Y2K compliance. In addition, many consumers and businesses shifted from a "Just in Time" to a "Just in Case" inventory model as part of a precautionary buildup. As a result, GDP for the third quarter of 1999 was a very strong 5.7% compared with only 1.9% sequentially, and the fourth quarter produced a similarly robust 5.8%.

      While we believed that the U.S. would be largely Y2K compliant by year end, we anticipated that there would be pockets of the world, largely in the Pacific Rim and Latin America, which would fail to meet the deadline and would need to get caught up in a hurry. We also felt the large-cap technology and telecommunications companies were particularly well positioned to benefit from U.S. trends for compliance spending in the second half of 1999, as well as any global remedial work for the first half of 2000, which would result in well-above average revenue and earnings growth.

      Moreover, we forecast that due to the strong economy and a "Millennium Spirit," the holiday shopping season in 1999 would be the best of the decade. As a result, we loaded up on many different retail stocks that we thought

================================================================================
"Centurion enjoyed a powerful second half of 1999. The Fund was more than 98% invested in equities, and the emphasis was on the sectors of technology, telecommunications, biotechnology, retail, and financial-service."
================================================================================

would best participate.

Q. What is your outlook for the future?

A. Looking forward, we believe that with global Y2K concerns hugely overblown, inventory stockpiles must be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level of about 3%.

      Long bond yields have surged from a record low of 4.70% in October 1998 to a recent high of 6.72%, the highest such level in two years, as investors have seemingly discounted an estimated increase in interest rates of

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(4) The Federal Reserve Board announces a bias after their Open Market Committee (FOMC) meetings. The bias reflects the consensus of the Federal Reserve and indicates the more likely direction that the Fed may take in changing interest rates. There can be a tightening, easing, or neutral bias announced. A tightening bias means that the Fed is more likely to raise interest rates than lower them in the future. The bias is in place until the next FOMC meeting, where the Fed may announce a change in bias, or reaffirm their current bias. 5 The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

25 basis points (0.25%) or more by the Federal Reserve (Fed) at its upcoming Federal Open Market Committee (FOMC) meeting on February 2nd. This gives the Fed a free pass to raise and then hope that still higher interest rates will help to ensure slower future economic growth.

      But we do not believe that enough time will have elapsed after the millennium calendar changeover for the Fed to fully evaluate if the economy has, in fact, begun to slow. Rather, we would prefer that this gradualist Fed, led by the newly re-appointed Chairman Alan Greenspan, shift to a tightening bias(4) in February, raise rates by a quarter point (0.25%) at the March 21st FOMC meeting, and then evaluate the subsequent pace of economic growth at the May 16th meeting.

      While long rates could retreat to about 7.00% in the near term, an eventual slowing of the U.S. economy could spark a bond rally back to 6.00%, which could spur the Dow Jones Industrial Average(5) to an election-year rally that could approximate 13,000 by year end 2000.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Period Ended December 31, 1999
================================================================================

1 Year ............................. 28.23%
5 Years ............................ 26.67%
10 Years ........................... 19.48%
Since Inception (11/15/83) ......... 15.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Asset Allocation as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       1.44%

Equity                  98.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                    Value Line Centurion Fund                    S&P 500 Index

11/15/83
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
12/31/99                    $105,731                               $141,591

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings
                             as of December 31, 1999

                                                                   Percentage
       Company                                                    of Portfolio
--------------------------------------------------------------------------------
    1. Qualcomm Inc.                                                  2.5%
--------------------------------------------------------------------------------
    2. Microsoft Corp.                                                2.4%
--------------------------------------------------------------------------------
    3. America Online Inc.                                            2.3%
--------------------------------------------------------------------------------
    4. EMC Corp.                                                      2.2%
--------------------------------------------------------------------------------
    5. Cisco Systems Inc.                                             2.2%
--------------------------------------------------------------------------------
    6. General Electric Co.                                           2.0%
--------------------------------------------------------------------------------
    7. BMC Software Inc.                                              2.0%
--------------------------------------------------------------------------------
    8. Dayton Hudson Corp.                                            1.9%
--------------------------------------------------------------------------------
    9. VISX Inc.                                                      1.9%
--------------------------------------------------------------------------------
   10. Omnicom Group Inc.                                             1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Portfolio Composition
                               by Economic Sector

  [The following table was represented as a pie chart in the printed material.]

Consumer Growth                   30.59%

Capital Goods                      5.69%

Technology                        29.90%

Cash                               1.44%

Consumer Goods (Non-Durables)     14.22%

Financial                         16.62%

Utilities                          1.54%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager & SAM Team Leader and Bruce
H. Alston, CFA, Director of Fixed Income]

Objective: High total return consistent with reasonable risk

Portfolio: Stocks, bonds and money market instruments

Inception: October 1, 1987

Net Assets at December 31, 1999: $1,611,880,799

Q. How did the Value Line Strategic Asset Management Trust perform in 1999?

A. The Trust enjoyed another excellent year, outpacing both its benchmarks and its peers. Total return for the year was 24.32%,(1) compared with a total return of 21.04% for the S&P 500 Index(2) and a total return of -1.89% for the Lehman Government/Corporate Bond Index.(3) More than half of the Trust's gains came in the second half of the year, during which it outpaced the S&P 500 by more than four percentage points even though only 40%-50% of assets were invested in stocks. Since inception over 12 years ago, the Trust has essentially kept pace with the S&P 500, while its significant holdings of bonds and cash have meant a much-reduced risk profile for our investors.

      Among its peer group, the Trust ranked 11th out of 84 funds in the flexible variable annuity category (underlying funds) for the 12 months ending December 31st, according to Lipper Analytical Services.(4) For five years, the Trust ranked 4th of 57 funds; for ten years, 3rd of 43 funds.

Q. What factors affected performance last year?

A. As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet.

      Asset allocation also affected performance. Keep in mind that the Trust's central tendency, or neutral position, is to be weighted 55% in stocks, 35% in bonds, and 10% in cash. In the opening months of the year, the Trust's overweighting in stocks, at 60% to 85% of total assets, was a plus. By May, however, we moved the allocation back to the neutral position, and during the summer we moved still more assets out of stocks and into bonds and cash. This hurt performance in the final quarter of the year, which was a strong period for stocks and a weak period for bonds. For the full year, our bond holdings had a slightly negative effect on performance, as interest payments failed to fully offset the decline in bond prices.

================================================================================
"As in 1998, the Trust benefited from the strong performance of technology stocks. The portfolio's overweighting in this sector, relative to the S&P 500, included holdings in computer software, computer hardware, telecommunications, semiconductors, electronics, and the Internet."
================================================================================

Q. What strategies were used in structuring the portfolio?

A. Asset allocation is guided by our proprietary stock and bond market models, which use a number of economic and financial variables. Rising stock prices in 1999, com-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

bined with rising interest rates, caused the models to favor bonds and cash over stocks as the year wore on.

      For stock selection, we rely on the Value Line Timeliness Ranking System. This proprietary tool favors stocks with strong earnings momentum and strong stock price momentum. For bond selection, we stay with high-quality holdings, primarily U.S. Treasuries and U.S. agencies. In 1999, we maintained average duration and maturities that were somewhat below the benchmark index, which proved to be a plus in this period of falling bond prices.

Q. What do you see ahead?

A. We see continued volatile markets. In the opening months of 2000, our models continue to keep us underweighted in stocks relative to bonds and cash. To become more positive on stocks, we would probably need to see lower interest rates and/or lower stock prices.

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust Profile
---------------------------------------------------

--------------------------------------------------------------------------------
                         Average Annual Total Returns(1)
                       for Periods Ended December 31, 1999
================================================================================

1 Year ............................. 24.32%
5 Years ............................ 22.24%
10 Years ........................... 16.94%
Since Inception (10/1/87) .......... 16.17%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Portfolio Composition
                               by Economic Sector
                             as of December 31, 1999

  [The following table was represented as a pie chart in the printed material.]

Cash & Equivalents       16.39%

Equity                   44.13%

Fixed Income             39.48%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Top Ten Common Stocks as of
                                December 31, 1999

                                                         Percentage of
   Company                                                 Portfolio

     1. Cisco Systems, Inc.                                   1.3%

     2. Qualcomm Inc.                                         1.3%

     3. Mercury Interactive Corp.                             1.2%

     4. Medimmune Inc.                                        1.1%

     5. Omnicom Group Inc.                                    1.1%

     6. JDS Uniphase Corp.                                    1.0%

     7. Home Depot Inc.                                       1.0%

     8. PMC-Sierra Inc.                                       0.9%

     9. Symbol Technologies Inc.                              0.9%

    10. Siebel Systems Inc.                                   0.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

 [The following table was represented as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

               Value Line Strategic Asset Management Trust       S&P 500 Index       Lehman Brothers Government/Corporate Bond Index
10/1/87
97
88
89
90
91
92
93
94
95
96
97
98
12/31/99                           $62,758                          $62,757                             $27,198

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Strategic Asset Management Trust, the S&P 500 Index and in the Lehman Brothers Government/ Corporate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[Photo of Alexander M. Grant, Jr., Portfolio Manager]

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

Portfolio: Short-term money market instruments

Inception: November 1, 1981

Net Assets at December 31, 1999: $484,128,419

Q. How did The Guardian Cash Fund perform during 1999?

A. As of December 31, 1999, the effective 7-day annualized yield for The Guardian Cash Fund was 5.47%.(1) The Fund produced a total annualized return of 4.77%(2) for the year ended December 31, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 5.15%; total return for the same category was 4.48%. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (95.8%) was invested in commercial paper; the balance (4.2%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARaNTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $10.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making Open Market Committee (FOMC) raised the Fed Funds target rate by 0.75% to 5.50% in the second half of 1999 with increases of 0.25% on June 30, August 24, and again on November 16. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the

================================================================================
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
================================================================================

Federal Reserve. With the increase in interest rates during the later half of the year, 30-day Tier one commercial paper increased in yield by approximately 0.55% from 4.98% to 5.53%. Another factor affecting performance was the portfolio's average maturity -- 21 days as of December 31, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days. Y2K concerns caused most companies to avoid issuing commercial paper in December. This, coupled with excess liquidity provided by the Fed, drove year-end interest rates down to the 1-2% range.

Q. What is your outlook for 2000?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account C                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


                                                                                                                     Baillie
                                                                        Guardian       Guardian       Guardian       Gifford
                                                                          Stock          Bond           Cash      International
                                                                       --------------------------------------------------------
Assets
   Shares owned in underlying fund -- Note 1 .......................       150,022         28,604          1,414        62,696
   Net asset value per share (NAV) .................................         55.20          11.41          10.00         26.78
                                                                       -----------    -----------    -----------   -----------
     Total Assets (Shares x NAV) ...................................   $ 8,281,227    $   326,370    $    14,142   $ 1,678,991

Liabilities
   Due to Guardian Insurance & Annuity Company, Inc. ...............        48,963          1,964            154         7,207
                                                                       -----------    -----------    -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets ....................................................   $ 8,232,264    $   324,406    $    13,988   $ 1,671,784
                                                                       ===========    ===========    ===========   ===========
-------------------------------------------------------------------------------------------------------------------------------

Number of units outstanding ........................................   121,745.124     15,111.584        849.715    57,987.127
Unit value .........................................................         67.62          21.47          16.46         28.83

FIFO Cost ..........................................................   $ 6,467,934    $   343,440    $    14,142   $ 1,236,576

                                                                                        Value Line
                                                                                        Strategic
                                                                         Value Line       Asset
                                                                         Centurion      Management
                                                                       ----------------------------
Assets
   Shares owned in underlying fund -- Note 1 .......................          33,940         52,861
   Net asset value per share (NAV) .................................           36.09          29.39
                                                                         -----------    -----------
     Total Assets (Shares x NAV) ...................................     $ 1,224,879    $ 1,553,597

Liabilities
   Due to Guardian Insurance & Annuity Company, Inc. ...............           5,541          6,273
                                                                         -----------    -----------
---------------------------------------------------------------------------------------------------
     Net Assets ....................................................     $ 1,219,338    $ 1,547,324
                                                                         ===========    ===========
---------------------------------------------------------------------------------------------------

Number of units outstanding ........................................      17,836.911     28,325.433
Unit value .........................................................           68.36          54.63

FIFO Cost ..........................................................     $   904,294    $ 1,149,949

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999


                                                                                                                     Baillie
                                                                        Guardian       Guardian       Guardian       Gifford
                                                                          Stock          Bond           Cash      International
                                                                       --------------------------------------------------------
Investment Income
 Income:
   Reinvested dividends ............................................   $    31,378    $    18,462    $     1,254   $     5,821
 Expenses -- Note 3:
   Mortality and expense risk charges ..............................        40,178          1,589            152         7,779
                                                                       -----------    -----------    -----------   -----------
 Net investment  income/(expense) ..................................        (8,800)        16,873          1,102        (1,958)
                                                                       -----------    -----------    -----------   -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
   Net realized gain/(loss) from sale of investments ...............       277,939            598             --        50,337
   Reinvested realized gain distributions ..........................     1,100,519            878             --       116,395
                                                                       -----------    -----------    -----------   -----------
 Net realized gain/(loss) on investments ...........................     1,378,458          1,476             --       166,732
 Net change in unrealized appreciation/(depreciation) of investments       559,852        (22,840)            --       292,331
                                                                       -----------    -----------    -----------   -----------
Net realized and unrealized gain/(loss) from investments ...........     1,938,310        (21,364)            --       459,063
                                                                       -----------    -----------    -----------   -----------
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....   $ 1,929,510    $    (4,491)   $     1,102   $   457,105
                                                                       ===========    ===========    ===========   ===========
-------------------------------------------------------------------------------------------------------------------------------

                                                                                       Value Line
                                                                                       Strategic
                                                                        Value Line       Asset
                                                                        Centurion      Management
                                                                       ---------------------------
Investment Income
 Income:
   Reinvested dividends ............................................    $     2,760    $    14,293
 Expenses -- Note 3:
   Mortality and expense risk charges ..............................          6,214          7,864
                                                                        -----------    -----------
 Net investment  income/(expense) ..................................         (3,454)         6,429
                                                                        -----------    -----------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
   Net realized gain/(loss) from sale of investments ...............         26,550         74,346
   Reinvested realized gain distributions ..........................         74,214         73,723
                                                                        -----------    -----------
 Net realized gain/(loss) on investments ...........................        100,764        148,069
 Net change in unrealized appreciation/(depreciation) of investments        165,062        147,086
                                                                        -----------    -----------
Net realized and unrealized gain/(loss) from investments ...........        265,826        295,155
                                                                        -----------    -----------
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....    $   262,372    $   301,584
                                                                        ===========    ===========
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    20 & 21

--------------------------------------------------------------------------------
The Guardian Separate Account C                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999


                                                                                                                        Baillie
                                                                          Guardian       Guardian       Guardian        Gifford
                                                                           Stock           Bond           Cash       International
                                                                         ----------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    22,622    $    14,831    $     1,814    $       168
   Net realized gain/(loss) from sale of investments .................       243,231            259             --        114,402
   Reinvested realized gain distributions ............................       652,078          3,958             --         59,081
   Net change in unrealized appreciation/(depreciation) of investments       109,502          1,777             --         49,642
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) resulting from operations .................     1,027,433         20,825          1,814        223,293
                                                                         -----------    -----------    -----------    -----------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................       831,980         48,151         12,086        210,740
   Transfer on account of death and other terminations ...............      (424,652)        (6,971)       (12,263)       (60,605)
   Transfer of policy loans ..........................................      (127,939)        (4,595)         2,375       (275,220)
   Transfer between investment divisions .............................         8,971         (1,061)            --          1,159
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (218,363)       (10,762)        (3,176)       (48,616)
   Transfers -- other ................................................           464              2             (1)            21
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................        70,461         24,764           (979)      (172,521)
                                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................     1,097,894         45,589            835         50,772
   Net Assets at December 31, 1997 ...................................     5,196,393        269,170         39,237      1,118,356
                                                                         -----------    -----------    -----------    -----------
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................   $ 6,294,287    $   314,759    $    40,072    $ 1,169,128
                                                                         ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (8,800)   $    16,873    $     1,102    $    (1,958)
   Net realized gain/(loss) from sale of investments .................       277,939            598             --         50,337
   Reinvested realized gain distributions ............................     1,100,519            878             --        116,395
   Net change in unrealized appreciation/(depreciation) of investments       559,852        (22,840)            --        292,331
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) resulting from operations .................     1,929,510         (4,491)         1,102        457,105
                                                                         -----------    -----------    -----------    -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................       805,459         46,927          9,788        203,689
   Transfer on account of death and other terminations ...............      (272,763)       (18,146)       (23,152)       (63,575)
   Transfer of policy loans ..........................................      (309,816)        (1,137)        (6,238)       (43,590)
   Transfer between investment divisions .............................         9,493         (3,202)        (5,837)          (275)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (223,983)       (10,301)        (1,747)       (50,693)
   Transfers -- other ................................................            77             (3)            --             (5)
                                                                         -----------    -----------    -----------    -----------
   Net increase/(decrease) from policy transactions ..................         8,467         14,138        (27,186)        45,551
                                                                         -----------    -----------    -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................     1,937,977          9,647        (26,084)       502,656
   Net Assets at December 31, 1998 ...................................     6,294,287        314,759         40,072      1,169,128
                                                                         -----------    -----------    -----------    -----------
-----------------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $ 8,232,264    $   324,406    $    13,988    $ 1,671,784
                                                                         ===========    ===========    ===========    ===========
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Value Line
                                                                                          Strategic
                                                                           Value Line       Asset
                                                                            Centurion     Management
                                                                         ----------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $    (2,288)   $    24,978
   Net realized gain/(loss) from sale of investments .................          43,574         32,453
   Reinvested realized gain distributions ............................          50,196         91,453
   Net change in unrealized appreciation/(depreciation) of investments         111,291        129,000
                                                                           -----------    -----------
   Net increase/(decrease) resulting from operations .................         202,773        277,884
                                                                           -----------    -----------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................         123,106        158,898
   Transfer on account of death and other terminations ...............         (78,661)       (78,534)
   Transfer of policy loans ..........................................         (35,056)       (24,752)
   Transfer between investment divisions .............................             (11)        (9,058)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (29,980)       (41,983)
   Transfers -- other ................................................              85             55
                                                                           -----------    -----------
   Net increase/(decrease) from policy transactions ..................         (20,517)         4,626
                                                                           -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................         182,256        282,510
   Net Assets at December 31, 1997 ...................................         762,029      1,027,524
                                                                           -----------    -----------
-----------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................     $   944,285    $ 1,310,034
                                                                           ===========    ===========
-----------------------------------------------------------------------------------------------------

----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $    (3,454)   $     6,429
   Net realized gain/(loss) from sale of investments .................          26,550         74,346
   Reinvested realized gain distributions ............................          74,214         73,723
   Net change in unrealized appreciation/(depreciation) of investments         165,062        147,086
                                                                           -----------    -----------
   Net increase/(decrease) resulting from operations .................         262,372        301,584
                                                                           -----------    -----------

------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................         117,389        145,836
   Transfer on account of death and other terminations ...............         (58,356)      (113,921)
   Transfer of policy loans ..........................................         (15,225)       (51,336)
   Transfer between investment divisions .............................             574           (754)
   Transfer of cost of insurance and policy fees -- Note 3 ...........         (31,755)       (44,112)
   Transfers -- other ................................................              54             (7)
                                                                           -----------    -----------
   Net increase/(decrease) from policy transactions ..................          12,681        (64,294)
                                                                           -----------    -----------
Total Increase/(Decrease) in Net Assets ..............................         275,053        237,290
   Net Assets at December 31, 1998 ...................................         944,285      1,310,034
                                                                           -----------    -----------
-----------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................     $ 1,219,338    $ 1,547,324
                                                                           ===========    ===========
-----------------------------------------------------------------------------------------------------

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    22 & 23

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). However, a policyowner can only invest in up to four investment divisions.

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value. For the year ended December 31, 1999 this amount was $63,776.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      Under the terms of the policy, GIAC also deducts a daily charge from the policy account value for the cost of life insurance. The amount, based on various factors, is compensation to GIAC for the anticipated cost of paying death benefits. The charge is deducted from the investment base at the end of each month. For the years ended December 31, 1999 and December 31, 1998, deductions for the cost of life insurance amounted to $362,591 and $352,880, respectively.

      Additional charges are assessed against the annual premium. These include a $50 annual policy fee, and an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

-----------------------------
Note 4 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1999 and December 31, 1998, purchases and sales of shares of the Funds were as follows:

                                      Purchases      Purchases         Sales           Sales
                                     December 31,   December 31,     December 31,   December 31,
                                        1999            1998            1999            1998
                                     ----------      ----------      ----------      ----------
The Guardian Stock Fund ..........   $1,739,641      $1,301,371      $  631,592      $  553,661
The Guardian Bond Fund, Inc. .....       61,601          65,559          29,123          22,486
The Guardian Cash Fund, Inc. .....        9,882          16,224          36,814          15,143
Baillie Gifford International Fund      338,578         317,063         176,810         430,347
Value Line Centurion Fund, Inc. ..      185,868         164,284         101,213         136,023
Value Line Strategic Asset
  Management Trust ...............      202,390         249,514         185,668         128,706
                                     ----------      ----------      ----------      ----------
  Total ..........................   $2,537,960      $2,114,015      $1,161,220      $1,286,366
                                     ==========      ==========      ==========      ==========

Note: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account C
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account C

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Baillie Gifford International, Value Line Centurion, and Value Line Strategic Asset Management investment divisions (constituting The Guardian Separate Account C) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principals generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 16, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Separate Account B                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


                                                                                                                         Baillie
                                                                          Guardian       Guardian        Guardian        Gifford
                                                                           Stock           Bond            Cash       International
                                                                       -------------------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ..........................     3,924,477       2,282,417       4,051,222        613,182
  Net asset value per share (NAV) ....................................         55.20           11.41           10.00          26.78
                                                                       -------------   -------------   -------------  -------------
   Total Assets (Shares x NAV) ....................................... $ 216,632,391   $  26,042,377   $  40,510,981  $  16,421,007

Liabilities:
   Due to Guardian Insurance & Annuity Company, Inc. .................        84,670          10,867         369,705          7,617
                                                                       -------------   -------------   -------------  -------------
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets -- Note 4 .............................................. $ 216,547,721   $  26,031,510   $  40,141,276  $  16,413,390
                                                                       =============   =============   =============  =============
------------------------------------------------------------------------------------------------------------------------------------

Number of units outstanding .......................................... 1,786,896.571     898,718.400   2,004,084.794    530,563.465
Unit value ...........................................................        121.19           28.97           20.03          30.94

FIFO Cost ............................................................ $ 176,711,110   $  27,576,484   $  40,510,981  $  13,153,628

                                                                                            Value Line
                                                                                            Strategic
                                                                           Value Line          Asset       Smith Barney
                                                                           Centurion        Management       Fund 2004
                                                                       -------------------------------------------------
Assets:
  Shares owned in underlying fund -- Note 1 ..........................        3,160,497        1,330,111       8,196,748
  Net asset value per share (NAV) ....................................            36.09            29.39            0.73
                                                                          -------------    -------------   -------------
   Total Assets (Shares x NAV) .......................................    $ 114,062,352    $  39,091,958   $   6,007,397

Liabilities:
   Due to Guardian Insurance & Annuity Company, Inc. .................           41,500           15,168           4,103
                                                                          -------------    -------------   -------------
------------------------------------------------------------------------------------------------------------------------
   Net Assets -- Note 4 ..............................................    $ 114,020,852    $  39,076,790   $   6,003,294
                                                                          =============    =============   =============
------------------------------------------------------------------------------------------------------------------------

Number of units outstanding ..........................................    1,127,557.377      662,097.628     115,813.925
Unit value ...........................................................           101.12            59.02           51.84

FIFO Cost ............................................................    $  91,979,158    $  28,548,326   $   4,616,027

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1999


                                                                                                                         Baillie
                                                                          Guardian       Guardian        Guardian        Gifford
                                                                           Stock           Bond            Cash       International
                                                                       -------------------------------------------------------------
Investment Income
  Income:
     Reinvested dividends ............................................ $     853,042   $   1,551,783   $   1,870,969  $      60,924
  Expenses -- Note 3:
     Mortality and expense risk charges ..............................       964,953         140,010         201,546         70,868
                                                                       -------------   -------------   -------------  -------------
  Net investment income/(expense) ....................................      (111,911)      1,411,773       1,669,423         (9,944)
                                                                       -------------   -------------   -------------  -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ...............    22,183,995        (256,351)             --      1,151,356
     Reinvested realized gain distributions ..........................    29,230,175          77,691              --      1,169,079
                                                                       -------------   -------------   -------------  -------------
   Net realized gain/(loss) on investments ...........................    51,414,170        (178,660)             --      2,320,435
   Net change in unrealized appreciation/(depreciation) of investments       155,759      (1,629,504)             --      2,340,487
                                                                       -------------   -------------   -------------  -------------
Net realized and unrealized gain/(loss) from investments .............    51,569,929      (1,808,164)             --      4,660,922
                                                                       -------------   -------------   -------------  -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ...... $  51,458,018   $    (396,391)  $   1,669,423  $   4,650,978
                                                                       =============   =============   =============  =============
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Value Line
                                                                                           Strategic
                                                                          Value Line          Asset       Smith Barney
                                                                          Centurion        Management       Fund 2004
                                                                       ------------------------------------------------
Investment Income
  Income:
     Reinvested dividends ............................................   $     280,786    $     363,930   $          --
  Expenses -- Note 3:
     Mortality and expense risk charges ..............................         513,465          178,835          50,577
                                                                         -------------    -------------   -------------
  Net investment income/(expense) ....................................        (232,679)         185,095         (50,577)
                                                                         -------------    -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
 Realized gain/(loss) from investments:
     Net realized gain/(loss) from sale of investments ...............      15,731,879        2,521,955       1,063,843
     Reinvested realized gain distributions ..........................       7,550,026        1,877,112              --
                                                                         -------------    -------------   -------------
   Net realized gain/(loss) on investments ...........................      23,281,905        4,399,067       1,063,843
   Net change in unrealized appreciation/(depreciation) of investments       1,755,661        2,953,142      (1,328,857)
                                                                         -------------    -------------   -------------
Net realized and unrealized gain/(loss) from investments .............      25,037,566        7,352,209        (265,104)
                                                                         -------------    -------------   -------------
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......   $  24,804,887    $   7,537,304   $    (315,591)
                                                                         =============    =============   =============
-----------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    28 & 29

--------------------------------------------------------------------------------
The Guardian Separate Account B                             INVESTMENT DIVISIONS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1998 and 1999



                                                                            Guardian        Guardian         Guardian
                                                                             Stock            Bond             Cash
                                                                         --------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $     785,824    $   1,347,573    $   1,781,581
   Net realized gain/(loss) from sale of investments .................      20,459,401           (9,192)              --
   Reinvested realized gain distributions ............................      19,892,487          347,936               --
   Net change in unrealized appreciation/(depreciation) of investments      (9,255,640)         320,086               --
                                                                         -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .................      31,882,072        2,006,403        1,781,581
                                                                         -------------    -------------    -------------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................              --               --          592,915
   Transfer of net policy loading -- Note 3 ..........................        (163,656)         (23,106)         (49,433)
   Transfer on account of death ......................................      (1,429,136)        (229,758)        (419,861)
   Transfer on account of other terminations .........................      (5,045,779)      (1,366,661)      (2,818,547)
   Transfer of policy loans ..........................................      (2,421,724)        (836,466)        (660,755)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (2,515,933)        (455,421)        (708,818)
   Transfer between investment divisions .............................      (1,486,763)       1,402,000         (534,389)
   Transfers -- other ................................................         (29,237)          (6,609)          (2,901)
                                                                         -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..................     (13,092,228)      (1,516,021)      (4,601,789)
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................      18,789,844          490,382       (2,820,208)
   Net Assets at December 31, 1997 ...................................     173,125,131       27,214,106       38,158,883
                                                                         -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................   $ 191,914,975    $  27,704,488    $  35,338,675
                                                                         =============    =============    =============
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................   $    (111,911)   $   1,411,773    $   1,669,423
   Net realized gain/(loss) from sale of investments .................      22,183,995         (256,351)              --
   Reinvested realized gain distributions ............................      29,230,175           77,691               --
   Net change in unrealized appreciation/(depreciation) of investments         155,759       (1,629,504)              --
                                                                         -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .................      51,458,018         (396,391)       1,669,423
                                                                         -------------    -------------    -------------
------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................              --               --          267,622
   Transfer of net policy loading -- Note 3 ..........................        (103,990)         (15,791)         (29,816)
   Transfer on account of death ......................................      (1,196,094)        (350,798)        (449,356)
   Transfer on account of other terminations .........................      (9,105,387)        (754,310)      (4,512,680)
   Transfer of policy loans ..........................................      (2,110,202)        (341,959)      (1,157,597)
   Transfer of cost of insurance and policy fees -- Note 3 ...........      (2,746,793)        (473,633)        (735,130)
   Transfer between investment divisions .............................     (11,532,555)         661,676        9,751,271
   Transfers -- other ................................................         (30,251)          (1,772)          (1,136)
                                                                         -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..................     (26,825,272)      (1,276,587)       3,133,178
                                                                         -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................      24,632,746       (1,672,978)       4,802,601
   Net Assets at December 31, 1998 ...................................     191,914,975       27,704,488       35,338,675
                                                                         -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................   $ 216,547,721    $  26,031,510    $  40,141,276
                                                                         =============    =============    =============
---------------------------------------------------------------------------------------------------------------------------


                                                                              Baillie
                                                                              Gifford         Value Line
                                                                           International      Centurion
                                                                         ----------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $      12,050    $    (169,948)
   Net realized gain/(loss) from sale of investments .................         1,918,655       11,395,122
   Reinvested realized gain distributions ............................           694,143        5,067,463
   Net change in unrealized appreciation/(depreciation) of investments           (16,477)       5,468,485
                                                                           -------------    -------------
   Net increase/(decrease) resulting from operations .................         2,608,371       21,761,122
                                                                           -------------    -------------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................                --               --
   Transfer of net policy loading -- Note 3 ..........................           (38,711)         (61,480)
   Transfer on account of death ......................................          (368,359)        (714,278)
   Transfer on account of other terminations .........................          (727,267)      (3,926,389)
   Transfer of policy loans ..........................................          (183,897)      (1,178,658)
   Transfer of cost of insurance and policy fees -- Note 3 ...........          (190,976)      (1,221,051)
   Transfer between investment divisions .............................          (789,594)       1,244,451
   Transfers -- other ................................................           (10,301)         (59,160)
                                                                           -------------    -------------
   Net increase/(decrease) from policy transactions ..................        (2,309,105)      (5,916,565)
                                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................           299,266       15,844,557
   Net Assets at December 31, 1997 ...................................        13,541,320       81,485,954
                                                                           -------------    -------------
-----------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................     $  13,840,586    $  97,330,511
                                                                           =============    =============
-----------------------------------------------------------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $      (9,944)   $    (232,679)
   Net realized gain/(loss) from sale of investments .................         1,151,356       15,731,879
   Reinvested realized gain distributions ............................         1,169,079        7,550,026
   Net change in unrealized appreciation/(depreciation) of investments         2,340,487        1,755,661
                                                                           -------------    -------------
   Net increase/(decrease) resulting from operations .................         4,650,978       24,804,887
                                                                           -------------    -------------
------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................                --               --
   Transfer of net policy loading -- Note 3 ..........................           (20,325)         (43,165)
   Transfer on account of death ......................................          (120,752)        (686,549)
   Transfer on account of other terminations .........................          (772,439)      (4,538,650)
   Transfer of policy loans ..........................................          (517,997)      (1,283,944)
   Transfer of cost of insurance and policy fees -- Note 3 ...........          (187,108)      (1,525,735)
   Transfer between investment divisions .............................          (457,889)          28,390
   Transfers -- other ................................................            (1,664)         (64,893)
                                                                           -------------    -------------
   Net increase/(decrease) from policy transactions ..................        (2,078,174)      (8,114,546)
                                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................         2,572,804       16,690,341
   Net Assets at December 31, 1998 ...................................        13,840,586       97,330,511
                                                                           -------------    -------------
-----------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................     $  16,413,390    $ 114,020,852
                                                                           =============    =============
-----------------------------------------------------------------------------------------------------------

                                                                            Value Line
                                                                            Strategic
                                                                               Asset        Smith Barney
                                                                            Management       Fund 2004
                                                                         --------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $     661,765    $     (54,947)
   Net realized gain/(loss) from sale of investments .................         3,341,162        1,160,312
   Reinvested realized gain distributions ............................         2,344,129               --
   Net change in unrealized appreciation/(depreciation) of investments           765,425         (337,780)
                                                                           -------------    -------------
   Net increase/(decrease) resulting from operations .................         7,112,481          767,585
                                                                           -------------    -------------
------------------------
1998 Policy Transactions
------------------------
   Net policy purchase payments ......................................                --               --
   Transfer of net policy loading -- Note 3 ..........................           (54,745)         (10,648)
   Transfer on account of death ......................................          (131,469)              --
   Transfer on account of other terminations .........................        (1,659,288)        (238,311)
   Transfer of policy loans ..........................................          (599,046)        (263,328)
   Transfer of cost of insurance and policy fees -- Note 3 ...........          (440,555)        (103,121)
   Transfer between investment divisions .............................          (251,487)         415,782
   Transfers -- other ................................................           (11,341)            (332)
                                                                           -------------    -------------
   Net increase/(decrease) from policy transactions ..................        (3,147,931)        (199,958)
                                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................         3,964,550          567,627
   Net Assets at December 31, 1997 ...................................        28,208,307        6,707,210
                                                                           -------------    -------------
---------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ...................................     $  32,172,857    $   7,274,837
                                                                           =============    =============
---------------------------------------------------------------------------------------------------------
----------------------------------------
1999 Increase/(Decrease) from Operations
----------------------------------------
   Net investment income/(expense) ...................................     $     185,095    $     (50,577)
   Net realized gain/(loss) from sale of investments .................         2,521,955        1,063,843
   Reinvested realized gain distributions ............................         1,877,112               --
   Net change in unrealized appreciation/(depreciation) of investments         2,953,142       (1,328,857)
                                                                           -------------    -------------
   Net increase/(decrease) resulting from operations .................         7,537,304         (315,591)
                                                                           -------------    -------------
------------------------
1999 Policy Transactions
------------------------
   Net policy purchase payments ......................................                --               --
   Transfer of net policy loading -- Note 3 ..........................           (39,013)          (4,745)
   Transfer on account of death ......................................           (50,278)         (64,978)
   Transfer on account of other terminations .........................        (1,683,601)        (259,934)
   Transfer of policy loans ..........................................          (614,180)         199,675
   Transfer of cost of insurance and policy fees -- Note 3 ...........          (521,676)         (96,264)
   Transfer between investment divisions .............................         2,279,862         (730,755)
   Transfers -- other ................................................            (4,485)           1,049
                                                                           -------------    -------------
   Net increase/(decrease) from policy transactions ..................          (633,371)        (955,952)
                                                                           -------------    -------------
Total Increase/(Decrease) in Net Assets ..............................         6,903,933       (1,271,543)
   Net Assets at December 31, 1998 ...................................        32,172,857        7,274,837
                                                                           -------------    -------------
---------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1999 ...................................     $  39,076,790    $   6,003,294
                                                                           =============    =============
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    30 % 31

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account B (the Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC) is a unit investment trust registered under the Investment Company Act of 1940, as amended. GIAC established the Account as a separate investment account on November 16, 1984. The Account commenced operations on June 28, 1985. GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian), issues the single premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account as selected by the policyowner. The Account currently comprises seven investment divisions which invest in the shares of certain mutual funds and a unit investment trust. However, a policyowner can only invest in up to four investment divisions. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account.

      Six of the investment divisions of the Account invest in shares of one of the following mutual funds: The Guardian Stock Fund (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a
Fund). The Account's other investment division purchases units in The Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust").

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      Changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under state insurance law to provide for death benefits (without regard to the policy's minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that a policy's guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Proceeds from the sale of single premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds or Trust at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) The market value of the investments in the Trust is determined by Standard & Poor's Corporation (the Evaluator) on the basis of current offering bid prices for the securities, if available, current prices for comparable securities, the value of the securities as determined by appraisal, or any combination of the foregoing.

      (d) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (e) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

------------------------------------------
Note 3 -- Administrative and Mortality and
          Expense Risk Charges
------------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts from each policy a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of
 .50% of a policy's account value. GIAC pays all transaction charges to Smith Barney Inc. on the sale of Trust units to the Account and deducts a daily asset charge against the assets of the Trust for reimbursement of these transaction charges. The asset charge is currently equivalent to an effective annual rate of
 .25% of the daily unit value of the Trust. For the year ended December 31, 1999 the total amount of these charges was $2,120,254.

      GIAC deducts certain charges from the single premium which are known as "policy loading". The policy loading includes sales and administrative expenses, state premium taxes and a risk charge for the guaranteed minimum death benefit. The gross single premium paid by a policyowner is allocated to the Account on the policy date and becomes the policy's account value. Thereafter, allocated policy loading is subtracted from a policy's account value in equal yearly installments at the beginning of the second through the eleventh policy years. For the years ended December 31, 1999 and 1998 these fees amounted to $256,845 and $401,779 respectively.

      In addition, GIAC also makes a monthly charge for the cost of life insurance, based on the account value of the policyowner's insurance in force, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 1999 and 1998, deductions for cost of life insurance amounted to $6,286,339 and $5,331,692, respectively.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes attributable to the Account.

---------------------------------
Note 4 -- Net Assets, December 31
---------------------------------

      At December 31, 1999, net assets of the Account were as follows:

      Accumulation of Single Premium
      Variable Life Insurance
      Policyowners' Accounts                                  $457,559,188
      Owned by GIAC                                                675,645
                                                              ------------
                                                              $458,234,833
                                                              ============

      The amount retained by GIAC in the Account comprises GIAC's initial contribution to the Account together with amounts which GIAC allocated to the Account to facilitate the commencement of its operations, unamortized allocated policy loading (see Note 3), and amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account in excess of unamortized allocated policy loading of $256,845 at December 31, 1999 may be transferred by GIAC to its general account.

--------------------------------------------------------------------------------
The Guardian Separate Account B
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

-----------------------------
Note 5 -- Purchases and Sales
-----------------------------

      During the years ended December 31, 1999 and 1998, purchases and sales of shares of the Funds were as follows:

                                      Purchases      Purchases        Sales          Sales
                                     December 31,   December 31,   December 31,   December 31,
                                         1999           1998           1999           1998
                                     ------------   ------------   ------------   ------------
The Guardian Stock Fund ..........   $ 42,656,176   $ 42,987,410   $ 40,319,464   $ 35,512,717
The Guardian Bond Fund, Inc. .....      8,948,493      7,083,905      8,730,606      6,924,015
The Guardian Cash Fund, Inc. .....     44,395,185     43,594,897     39,532,860     46,423,310
Baillie Gifford International Fund      4,780,387      6,645,091      5,695,557      8,257,111
Value Line Centurion Fund, Inc. ..     27,652,340     21,739,663     28,429,074     22,809,153
Value Line Strategic Asset
  Management Trust ...............      6,712,900      5,542,631      5,276,229      5,703,163
Smith Barney Fund 2004 ...........        556,779      1,387,604      1,561,731      1,649,562
                                     ------------   ------------   ------------   ------------
  Total ..........................   $135,702,260   $128,981,201   $129,545,521   $127,279,031
                                     ============   ============   ============   ============

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account B

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Baillie Gifford International, Value Line Centurion, Value Line Strategic Asset Management and Smith Barney Fund 2004 investment divisions (constituting The Guardian Separate Account B) at December 31, 1999, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1999 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 20, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 96.0%
----------------------

Shares                                                                Value
---------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
      152,600   Whirlpool Corp.*                             $    9,928,538
                                                             --------------
Automotive -- 0.4%
      304,500   Ford Motor Co.                                   16,271,719
                                                             --------------
Biotechnology -- 2.3%
       59,600   Affymetrix, Inc.*                                10,113,375
      482,000   Amgen, Inc.*                                     28,950,125
      170,000   Biogen, Inc.*                                    14,365,000
      285,800   Enzon, Inc.*                                     12,396,575
       86,100   MedImmune, Inc.*                                 14,281,837
       68,300   Millenium Pharmaceuticals*                        8,332,600
       65,500   Sepracor, Inc.*                                   6,496,781
                                                             --------------
                                                                 94,936,293
                                                             --------------
Broadcasting -- 4.8%
      212,400   Adelphia Comm. Corp.*                            13,938,750
      164,000   AMFM, Inc.*                                      12,833,000
      625,400   CBS Corp.*                                       39,986,513
      424,400   Charter Comm., Inc.*                              9,283,750
      190,000   Clear Channel Comm., Inc.*                       16,957,500
      330,000   Comcast Corp.*                                   16,685,625
      238,700   Cox Comm., Inc.*                                 12,293,050
       88,000   Cumulus Media, Inc.*                              4,466,000
      739,200   Infinity Broadcasting Corp.*                     26,749,800
      269,900   Insight Comm., Inc.*                              7,995,787
      470,400   MediaOne Group, Inc.*                            36,132,600
       32,200   RealNetworks, Inc.*                               3,874,063
                                                             --------------
                                                                201,196,438
                                                             --------------
Building Materials and Homebuilders -- 0.1%
      146,200   Crossman Communities, Inc.*                       2,266,100
      280,300   Johns Manville Corp.                              3,924,200
                                                             --------------
                                                                  6,190,300
                                                             --------------
Capital Goods-Miscellaneous Technology -- 3.0%
       79,200   CMGI, Inc.*                                      21,928,500
       61,200   CNET, Inc.*                                       3,473,100
      233,800   Critical Path, Inc.*                             22,064,875
       83,400   Doubleclick, Inc.*                               21,105,413
      161,200   E Bay, Inc.*                                     20,180,225
      129,800   Internet Capital Group, Inc.*                    22,066,000
       82,800   VerticalNet, Inc.*                               13,579,200
                                                             --------------
                                                                124,397,313
                                                             --------------
Computer Software -- 12.8%
      227,800   Adobe Systems, Inc.                              15,319,550
       57,200   Advent Software, Inc.*                            3,685,825
       37,300   Agile Software Corp.*                             8,102,842
       62,400   Ariba, Inc.*                                     11,068,200
      173,400   Bea Systems, Inc.*                               12,127,162
      106,400   Broadvision, Inc.*                               18,094,650
       79,600   Citrix Systems, Inc.*                             9,790,800
       69,500   Commerce One, Inc.*                              13,656,750
       62,900   Cybersource Corp.*                                3,255,075
      135,200   Inktomi Corp.*                                   11,999,000
       51,800   Legato Systems, Inc.*                             3,564,488
      100,200   Mercury Interactive Corp.*                       10,815,338
       55,300   Micromuse, Inc.*                                  9,401,000
    1,982,100   Microsoft Corp.*                                231,410,175
      537,500   Oracle Corp.*                                    60,233,594
      459,500   Saga Systems, Inc.*                               9,161,281
      233,000   Siebel Systems, Inc.*                            19,572,000
      601,000   Sybase, Inc.*                                    10,217,000
      154,300   Symantec Corp.*                                   9,045,838
      129,500   TSI Int'l. Software Ltd.*                         7,332,937
       86,400   VeriSign, Inc.*                                  16,497,000
       46,800   Veritas Software Corp.*                           6,698,250
      276,300   Visio Corp.*                                     13,124,250
       82,000   Vitria Technology, Inc.*                         19,188,000
                                                             --------------
                                                                533,361,005
                                                             --------------
Computer Systems-- 6.6%
      164,000   Apple Computer, Inc.*                            16,861,250
      210,500   Cabletron Systems, Inc.*                          5,473,000
      392,700   Dell Computer Corp.*                             20,027,700
      583,800   EMC Corp.*                                       63,780,150
      145,200   Hewlett Packard Co.                              16,543,725
      796,800   Int'l. Business Machines                         86,054,400
      206,000   Solectron Corp.*                                 19,595,750
      610,200   Sun Microsystems, Inc.*                          47,252,363
                                                             --------------
                                                                275,588,338
                                                             --------------
Drugs and Hospitals -- 4.2%
      143,500   Andrx Corp.*                                      6,071,844
      735,600   Bristol-Myers Squibb Corp.                       47,216,325
      152,400   Idec Pharmaceuticals Corp.*                      14,973,300
      171,000   Johnson & Johnson                                15,924,375
      364,800   Merck & Co., Inc.                                24,464,400
      672,600   Pfizer, Inc.                                     21,817,462
      531,800   Schering-Plough Corp.                            22,435,313
      263,000   Warner-Lambert Co.                               21,549,562
                                                             --------------
                                                                174,452,581
                                                             --------------
Electrical Equipment -- 2.1%
       73,400   DII Group, Inc.*                                  5,209,106
       92,800   Flextronics Int'l. Ltd.*                          4,268,800
      495,600   General Electric Co.                             76,694,100
                                                             --------------
                                                                 86,172,006
                                                             --------------
Electronics and Instruments -- 0.3%
       53,800   Jabil Circuit, Inc.*                              3,927,400
      104,300   Power Integrations, Inc.*                         4,999,881
       34,200   Sanmina Corp.*                                    3,415,725
                                                             --------------
                                                                 12,343,006
                                                             --------------
Electronics-Semiconductors -- 4.8%
      190,000   Analog Devices, Inc.*                            17,670,000
      357,600   Atmel Corp.*                                     10,571,550
      125,100   AVX Corp.*                                        6,247,181

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
       72,200   Epcos AG*                                    $    5,392,437
      240,200   Integrated Device
                  Technology, Inc.*                               6,965,800
    1,250,300   Intel Corp.                                     102,915,319
      258,900   Int'l. Rectifier Corp.*                           6,731,400
      137,100   Lattice Semiconductor Corp.*                      6,460,838
      457,100   LSI Logic Corp.*                                 30,854,250
      104,700   Microchip Technology, Inc.*                       7,165,406
                                                             --------------
                                                                200,974,181
                                                             --------------
Entertainment and Leisure -- 1.0%
      557,900   Blockbuster, Inc.                                 7,461,913
      234,200   Time Warner, Inc.                                16,964,862
      316,000   Viacom, Inc.*                                    19,098,250
                                                             --------------
                                                                 43,525,025
                                                             --------------
Financial-Banks -- 2.8%
      156,700   Chase Manhattan Corp.                            12,173,631
    1,221,500   Citigroup, Inc.                                  67,869,594
      140,000   Fifth Third Bancorp                              10,272,500
      393,100   Firstar Corp.                                     8,304,237
      206,300   FleetBoston Financial Corp.                       7,181,819
        6,125   M & T Bank Corp.                                  2,537,281
      155,800   North Fork Bancorp                                2,726,500
      247,332   Premier National Bancorp, Inc.                    4,560,184
       23,000   U.S. Trust Corp.                                  1,844,313
                                                             --------------
                                                                117,470,059
                                                             --------------
Financial-Other -- 4.0%
      294,400   American Express Co.                             48,944,000
       41,300   Dain Rauscher Corp.                               1,920,450
       29,100   Goldman Sachs Group, Inc.                         2,740,856
      148,700   Jefferies Group, Inc.                             3,271,400
       87,332   Legg Mason, Inc.                                  3,165,785
      425,500   Lehman Brothers Hldgs., Inc.                     36,034,531
      124,000   Merrill Lynch & Co., Inc.                        10,354,000
      112,800   J. P. Morgan & Co., Inc.                         14,283,300
      264,900   Morgan Stanley Dean Witter & Co.                 37,814,475
      281,100   Charles Schwab Corp.                             10,787,212
                                                             --------------
                                                                169,316,009
                                                             --------------
Financial-Thrift -- 0.4%
      833,140   Charter One Financial, Inc.                      15,933,803
      133,400   Commercial Federal Corp.                          2,376,188
                                                             --------------
                                                                 18,309,991
                                                             --------------
Food, Beverage and Tobacco -- 0.2%
      109,300   Anheuser-Busch Cos., Inc.                         7,746,638
                                                             --------------
Household Products -- 0.7%
      256,300   Church & Dwight, Inc.                             6,840,006
      326,800   Kimberly-Clark Corp.                             21,323,700
                                                             --------------
                                                                 28,163,706
                                                             --------------
Insurance -- 0.0%
       56,000   State Auto Financial Corp.                          511,000
                                                             --------------
Merchandising-Department Stores -- 2.1%
      139,100   Dayton Hudson Corp.                              10,215,156
    1,142,000   Wal-Mart Stores, Inc.                            78,940,750
                                                             --------------
                                                                 89,155,906
                                                             --------------
Merchandising-Special -- 3.0%
       63,000   Amazon.com, Inc.*                                 4,795,875
      247,800   Best Buy, Inc.*                                  12,436,463
      344,900   BJ's Wholesale Club, Inc.*                       12,588,850
      140,000   Costco Wholesale Corp.*                          12,775,000
      630,000   Home Depot, Inc.                                 43,194,375
      312,000   Starbucks Corp.*                                  7,566,000
      500,000   Tandy Corp.                                      24,593,750
      120,900   Zale Corp.*                                       5,848,537
                                                             --------------
                                                                123,798,850
                                                             --------------
Miscellaneous-Consumer Growth Cyclical -- 0.6%
      101,200   Go2Net, Inc.*                                     8,804,400
       76,000   Sapient Corp.*                                   10,711,250
       56,000   Viant Corp.*                                      5,544,000
                                                             --------------
                                                                 25,059,650
                                                             --------------
Miscellaneous-Consumer Growth Staples -- 1.5%
      161,900   Interpublic Group Cos., Inc.*                     9,339,606
      191,300   Intuit, Inc.*                                    11,466,044
      170,700   Lamar Advertising Co.*                           10,338,019
      510,000   Valassis Comm., Inc.*                            21,547,500
      153,000   Young & Rubicam, Inc.                            10,824,750
                                                             --------------
                                                                 63,515,919
                                                             --------------
Oil and Gas Producing -- 1.2%
      207,200   Anadarko Petroleum Corp.                          7,070,700
      233,600   Apache Corp.                                      8,628,600
      143,300   Devon Energy Corp.                                4,710,987
      284,200   Newfield Exploration Co.*                         7,602,350
      465,400   Talisman Energy, Inc*                            11,984,050
      152,100   Vastar Resources, Inc.                            8,973,900
                                                             --------------
                                                                 48,970,587
                                                             --------------
Oil and Gas Services -- 1.3%
      210,900   B.J. Svcs. Co.*                                   8,818,256
      186,400   Cooper Cameron Corp.*                             9,121,950
      312,500   Halliburton Co.                                  12,578,125
      304,200   Noble Drilling Corp.*                             9,962,550
      203,900   Schlumberger Ltd.                                11,469,375
       39,475   Transocean Sedco Forex, Inc.                      1,329,815
                                                             --------------
                                                                 53,280,071
                                                             --------------
Oil-Integrated-Domestic -- 0.2%
      417,500   Conoco, Inc.                                     10,385,313
                                                             --------------
Oil-Integrated-International -- 2.3%
      230,000   Chevron Corp.                                    19,923,750
      222,800   Exxon Mobil Corp.                                17,949,325
      459,400   Royal Dutch Petroleum Co.*                       27,764,987
      540,700   Texaco, Inc.                                     29,366,769
                                                             --------------
                                                                 95,004,831
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                                Value
---------------------------------------------------------------------------
Paper and Forest Products -- 1.5%
      424,700   Abitibi-Consolidated, Inc.                   $    5,043,312
       94,200   Bowater, Inc.                                     5,116,238
      136,300   Champion Int'l. Corp.                             8,442,081
      183,800   Georgia-Pacific Group                             9,327,850
      341,100   Int'l. Paper Co.                                 19,250,831
      195,900   Mead Corp.                                        8,509,406
      342,200   Smurfit-Stone Container Corp.*                    8,383,900
                                                             --------------
                                                                 64,073,618
                                                             --------------
Photography -- 0.4%
      242,200   Eastman Kodak Co.*                               16,045,750
                                                             --------------
Semiconductors -- 2.9%
      252,200   Adaptec, Inc.*                                   12,578,475
      672,000   Advanced Micro Devices, Inc.*                    19,446,000
      152,200   Kemet Corp.*                                      6,858,512
      623,300   Micron Technology, Inc.*                         48,461,575
      361,500   National Semiconductor Corp.*                    15,476,719
      181,900   Sawtek, Inc.*                                    12,107,719
      193,300   Vishay Intertechnology, Inc.*                     6,113,113
                                                             --------------
                                                                121,042,113
                                                             --------------
Semiconductors-Communications -- 4.8%
      195,700   Altera Corp.*                                     9,699,381
      152,000   Applied Micro Circuits Corp.*                    19,342,000
       92,700   Conexant Systems, Inc.*                           6,152,963
      359,300   Cypress Semiconductor Corp.*                     11,632,337
       87,300   DSP Group, Inc.*                                  8,118,900
       80,100   Linear Technology Corp.*                          5,732,156
       53,900   Micrel, Inc.*                                     3,068,931
       91,400   PMC Sierra, Inc.*                                14,652,563
      224,000   RF Micro Devices, Inc.*                          15,330,000
      234,900   Semtech Corp.*                                   12,244,162
      264,000   Texas Instruments, Inc.                          25,575,000
      114,700   Transwitch Corp.*                                 8,322,919
       82,500   Triquint Semiconductor, Inc.*                     9,178,125
      246,000   Vitesse Semiconductor Corp.*                     12,899,625
      831,600   Xilinx, Inc.*                                    37,811,812
                                                             --------------
                                                                199,760,874
                                                             --------------
Semiconductors-Equipment -- 2.6%
       82,500   Agilent Technologies, Inc.*                       6,378,281
      233,900   Applied Materials, Inc.*                         29,632,206
      286,400   Cadence Design Systems, Inc.*                     6,873,600
      109,300   Credence Systems Corp.*                           9,454,450
      124,000   Cymer Corp.*                                      5,704,000
       99,700   DuPont Photomasks, Inc.*                          4,810,525
      119,600   KLA-Tencor Corp.*                                13,320,450
      104,600   Lam Resh Corp.*                                  11,669,437
      299,500   Teradyne, Inc.*                                  19,767,000
                                                             --------------
                                                                107,609,949
                                                             --------------

Telecommunications -- 6.5%
      617,053   AT & T Corp.                                     31,315,440
      310,000   Bell Atlantic Corp.                              19,084,375
      495,000   GTE Corp.                                        34,928,437
      828,762   MCI WorldCom, Inc.*                              43,976,184
      498,000   Nortel Networks Corp.                            50,298,000
    1,050,484   SBC Comm., Inc.                                  51,211,095
      422,000   Sprint Corp.                                     28,405,875
      181,800   US West, Inc.                                    13,089,600
                                                             --------------
                                                                272,309,006
                                                             --------------
Telecommunications-Equipment -- 7.8%
      252,800   American Tower Corp.*                             7,726,200
       36,000   AudioCodes Ltd.*                                  3,312,000
      119,100   Ciena Corp.*                                      6,848,250
      551,000   Cisco Systems, Inc.*                             59,025,875
      153,900   CommScope, Inc.*                                  6,204,094
      386,500   Crown Castle, Int'l.*                            12,416,313
      105,900   E Tek Dynamics, Inc.*                            14,256,788
       31,000   Juniper Networks, Inc.*                          10,540,000
      675,200   Lucent Technologies, Inc.                        50,513,400
      410,000   Motorola, Inc.                                   60,372,500
      102,600   Nokia Corp.*                                     19,494,000
       35,100   Optical Coating Lab., Inc.                       10,389,600
      102,500   Pinnacle Hldgs.*                                  4,343,437
      104,400   Proxim, Inc.*                                    11,484,000
      192,000   QUALCOMM, Inc.*                                  33,816,000
      181,200   Scientific Atlanta, Inc.                         10,079,250
       76,100   Tellabs, Inc.*                                    4,884,669
                                                             --------------
                                                                325,706,376
                                                             --------------
Telecommunications-Specialty -- 5.7%
      135,300   Advanced Fibre Comm., Inc.*                       6,046,219
      968,400   America Online, Inc.*                            73,053,675
      393,800   Exodus Comm., Inc.*                              34,974,362
      741,075   Global Crossing Ltd.*                            37,053,750
      300,300   GST Telecomm., Inc.*                              2,721,469
      141,400   Intermedia Comm., Inc.*                           5,488,088
       78,800   Level 3 Comm., Inc.*                              6,451,750
      105,500   Sprint PCS (FON Group)*                          10,813,750
      154,000   Time Warner Telecom, Inc.*                        7,690,375
       45,400   Williams Comm. Group*                             1,313,762
       84,800   Winstar Comm., Inc.*                              6,381,200
      104,000   Yahoo, Inc.*                                     44,999,500
                                                             --------------
                                                                236,987,900
                                                             --------------
Transportation-Miscellaneous -- 0.1%
       40,900   United Parcel Svcs.                               2,822,100
                                                             --------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
---------------------------------------------------------------------------
Utilities-Electric -- 0.6%
       29,800   Calpine Corp.*                               $    1,907,200
      159,600   Energy East Corp.                                 3,321,675
      477,400   Montana Power Co.                                17,216,238
      141,600   Potomac Electric Power Co.                        3,247,950
                                                             --------------
                                                                 25,693,063
                                                             --------------
Utilities-Gas and Pipeline -- 0.2%
      284,800   Keyspan Corp.                                     6,603,800
                                                             --------------

TOTAL COMMON STOCKS
   (Cost $2,485,884,967)                                      4,008,679,822
                                                             --------------

----------------------------
REPURCHASE AGREEMENT -- 4.5%
----------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$ 188,464,000   State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value $188,515,042
                at 3.25%, due 1/3/00 (1)                     $  188,464,000
                                                             --------------
TOTAL REPURCHASE AGREEMENT
   (Cost $188,464,000)                                          188,464,000
                                                             --------------
TOTAL INVESTMENTS -- 100.5%
   (Cost $2,674,348,967)                                      4,197,143,822

LIABILITIES IN EXCESS OF CASH,
   RECEIVABLES AND OTHER
     ASSETS -- (0.5%)                                           (22,056,760)
                                                             --------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                         $4,175,087,062
                                                             ==============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $2,674,348,967)              $4,197,143,822
   Cash                                                              99,034
   Dividends receivable                                           1,530,256
   Receivable for fund shares sold                                  252,539
   Interest receivable                                               17,014
                                                             --------------
   TOTAL ASSETS                                               4,199,042,665
                                                             --------------
LIABILITIES
   Payable for securities purchased                              20,910,288
   Accrued expenses                                               2,033,738
   Payable for fund shares redeemed                               1,011,577
                                                             --------------
   TOTAL LIABILITIES                                             23,955,603
                                                             --------------
      NET ASSETS                                             $4,175,087,062
                                                             ==============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                     $       75,636
   Additional paid-in capital                                 2,493,737,808
   Undistributed net investment income                              241,325
   Accumulated net realized gain on investments                 158,236,901
   Net unrealized appreciation of investments                 1,522,795,392
                                                             --------------
      NET ASSETS                                             $4,175,087,062
                                                             ==============

Shares Outstanding -- $0.001 par value                           75,636,078
                                                             --------------

NET ASSET VALUE PER SHARE                                    $        55.20
                                                             ==============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
    Dividends                                                $  28,519,376
    Interest                                                     6,828,171
    Less: Foreign tax withheld                                     (22,075)
                                                            --------------
    Total Income                                                35,325,472
                                                            --------------
Expenses:
    Investment advisory fees -- Note B                          18,271,084
    Custodian fees                                                 369,188
    Printing expense                                               210,430
    Legal fees                                                      61,999
    Registration fees                                               27,850
    Audit fees                                                      19,232
    Directors' fees -- Note B                                       12,500
    Insurance expense                                                9,378
    Other                                                              700
                                                            --------------
    Total Expenses                                              18,982,361
                                                            --------------
    Net Investment Income                                       16,343,111
                                                            --------------
Realized and Unrealized Gain/(Loss)
    on Investments -- Note F
    Net realized gain on investments                           635,478,868
    Net change in unrealized appreciation
        of investments                                         367,759,722
    Net Realized and Unrealized Gain
        on Investments                                       1,003,238,590
                                                            --------------
    Net Increase in Net Assets
        from Operations                                     $1,019,581,701
                                                            ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended December 31,
                                                                                 1999               1998
                                                                           ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                  $    16,343,111    $    32,273,803
    Net realized gain on investments                                           635,478,868        372,509,200
    Net change in unrealized appreciation of investments                       367,759,722        212,338,243
                                                                           ---------------    ---------------
      Net Increase in Net Assets from Operations                             1,019,581,701        617,121,246
                                                                           ---------------    ---------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                      (16,388,132)       (32,287,254)
    Net realized gain on investments                                          (563,140,777)      (380,510,130)
                                                                           ---------------    ---------------
      Total Dividends and Distributions to Shareholders                       (579,528,909)      (412,797,384)
                                                                           ---------------    ---------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G        69,838,389        238,685,174
                                                                           ---------------    ---------------
      Net Increase in Net Assets                                               509,891,181        443,009,036

 Net Assets:
    Beginning of year                                                        3,665,195,881      3,222,186,845
                                                                           ---------------    ---------------
    End of year*                                                           $ 4,175,087,062    $ 3,665,195,881
                                                                           ===============    ===============

* Includes undistributed net investment income of:                         $       241,325    $       286,405

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                   Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                        --------------------------------------------------------------------------
Net asset value,
   beginning of year ...............................       $49.08          $46.05          $38.59          $34.72          $27.33
                                                           ------          ------          ------          ------          ------
Income from investment
   operations:
   Net investment
     income ........................................         0.24            0.47            0.52            0.53            0.44
   Net realized and
     unrealized gain on investments ................        14.49            8.56           12.97            8.62            9.01
                                                           ------          ------          ------          ------          ------
   Net increase from
     investment operations .........................        14.73            9.03           13.49            9.15            9.45
                                                           ------          ------          ------          ------          ------

Dividends and Distributions
   to Shareholders from:
   Net investment income ...........................        (0.24)          (0.47)          (0.52)          (0.54)          (0.44)
   Net realized gain ...............................        (8.37)          (5.53)          (5.51)          (4.74)          (1.62)
                                                           ------          ------          ------          ------          ------
   Total dividends and
     distributions .................................        (8.61)          (6.00)          (6.03)          (5.28)          (2.06)
                                                           ------          ------          ------          ------          ------
Net asset value, end of
     year ..........................................       $55.20          $49.08          $46.05          $38.59          $34.72
                                                           ------          ------          ------          ------          ------

Total return* ......................................        31.17%          19.86%          35.58%          26.90%          34.65%
                                                           ------          ------          ------          ------          ------
Ratios/supplemental data:
   Net assets, end of year
     (000's omitted) ...............................   $4,175,087      $3,665,196      $3,222,187      $2,226,728      $1,615,271
   Ratio of expenses to
     average net assets ............................         0.52%           0.52%           0.52%           0.53%           0.53%
   Ratio of net investment
     income to average net assets ..................         0.45%           0.95%           1.17%           1.50%           1.39%
   Portfolio turnover
     rate ..........................................           74%             56%             51%             66%             78%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

--------------------
ASSET BACKED -- 8.5%
--------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$      2,700,000    Amresco 1997-1 M1F
                       7.42% due 3/25/27                      $   2,644,326
       4,300,000    Arcadia Automobile Rec. Tr.
                       1999-A A5
                       6.12% due 12/15/06                         4,171,258
       3,600,000    Contimortgage Home Equity Loan Tr.
                       1999-1 A3
                       6.17% due 5/25/21                          3,457,260
       3,200,000    Green Tree Finl. Corp.
                       1998-4 A5
                       6.18% due 12/1/17                          3,109,088
       3,600,000    Green Tree Finl. Corp.
                       1999-5 A3
                       6.97% due 4/1/31                           3,567,456
       4,300,000    Peco Energy Transition Tr.
                       1999-A A6
                       6.05% due 3/1/09                           4,016,114
       2,900,000    Pemex Finance Ltd.
                       6.125% due 11/15/03+                       2,828,718
       3,500,000    PP & L Transition Bond Co.
                       1999-1 A4
                       6.72% due 12/26/05                         3,458,245
       4,798,000    Premier Auto Tr. 1997-2B
                       6.53% due 12/6/03                          4,752,131
                                                              -------------
TOTAL ASSET BACKED
  (Cost $32,906,690)                                             32,004,596
                                                              -------------
----------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.7%
----------------------------------

$      3,700,000    Chase Coml. Mtg. Secs. Corp.
                       1998-1 A2
                       6.56% due 5/18/08                      $   3,506,567
       3,700,000    First Union Coml. Mtg. Tr.
                       1999-Cl A2
                       6.07% due 10/15/35                         3,382,230
       3,474,993    TIAA Retail Com'l. Mortgage Tr.
                       1999-A
                       7.17% due 10/15/07                         3,422,521
                                                              -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  (Cost $11,050,805)                                             10,311,318
                                                              -------------
------------------------
CORPORATE BONDS -- 33.4%
------------------------

Banks -- 2.9%
$      3,800,000    Bank of New York, Inc.
                       7.30% due 12/1/09                      $   3,722,959
       3,600,000    Capital One Bank
                       6.48% due 1/28/02                          3,527,172
       3,900,000    Chase Manhattan Corp.
                       7.00% due 11/15/09                         3,748,399
                                                              -------------
                                                                 10,998,530
                                                              -------------
Chemicals-Major -- 0.9%
       3,500,000    ICI Wilmington, Inc.
                       6.75% due 9/15/02                          3,450,023
                                                              -------------
Energy -- 1.9%
       3,000,000    Occidental Petroleum Corp.
                       7.65% due 2/15/06                          2,986,158
       3,900,000    Occidental Petroleum Corp.
                       8.45% due 2/15/29                          4,047,939
                                                              -------------
                                                                  7,034,097
                                                              -------------
Entertainment-Cable-Media -- 5.1%
       2,500,000    Cox Comm., Inc.
                       7.875% due 8/15/09                         2,531,880
       3,600,000    Joseph E. Seagram & Sons, Inc.
                       6.25% due 12/15/01                         3,524,785
       3,500,000    Joseph E. Seagram & Sons, Inc.
                       6.40% due 12/15/03                         3,371,253
       3,605,000    Joseph E. Seagram & Sons, Inc.
                       7.60% due 12/15/28                         3,396,696
       7,300,000    Time Warner, Inc.
                       6.625% due 5/15/29                         6,212,928
                                                              -------------
                                                                 19,037,542
                                                              -------------
Financial -- 3.9%
       4,500,000    Comdisco, Inc.
                       6.13% due 8/1/01                           4,390,146
       3,500,000    Lehman Brothers Hldgs., Inc.
                       6.00% due 2/26/01                          3,456,470
       3,600,000    Lehman Brothers Hldgs., Inc.
                       6.625% due 4/1/04                          3,487,511
       3,500,000    Paine Webber Group, Inc.
                       6.45% due 12/1/03                          3,356,108
                                                              -------------
                                                                 14,690,235
                                                              -------------
Food and Beverage -- 0.9%
       3,500,000    Aramark Svcs., Inc.
                       6.75% due 8/1/04                           3,342,482
                                                              -------------
Hospital-Supplies -- 0.9%
       3,500,000    Mallinckrodt, Inc.+
                       6.30% due 3/15/11                          3,454,944
                                                              -------------
Industrial-Pipelines -- 1.0%
       3,875,000    Williams Cos., Inc.
                       7.625% due 7/15/19                         3,719,768
                                                              -------------
Insurance -- 0.9%
       3,500,000    Conseco, Inc.
                       6.40% due 6/15/01                          3,413,046
                                                              -------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
Merchandising-Department Stores-- 2.8%
$      3,750,000    Federated Department Stores, Inc.
                       6.125% due 9/1/01                        $ 3,673,200
       3,600,000    Saks, Inc.
                       7.00% due 7/15/04                          3,407,022
       3,600,000    Saks, Inc.
                       7.25% due 12/1/04                          3,427,013
                                                              -------------
                                                                 10,507,235
                                                              -------------
Merchandising-Discounters -- 0.9%
       3,400,000    Wal Mart Stores, Inc.
                       8.75% due 12/29/06                         3,463,682
                                                              -------------
Merchandising-Drugs -- 1.3%
       5,700,000    Rite Aid Corp.
                       6.70% due 12/15/01                         4,788,000
                                                              -------------
Merchandising-Supermarkets -- 2.8%
       3,600,000    Kroger Co.
                       6.80% due 12/15/18                         3,138,682
       3,500,000    Fred Meyer, Inc.
                       7.45% due 3/1/08                           3,399,784
       3,900,000    Safeway, Inc.
                       7.00% due 9/15/02                          3,875,617
                                                              -------------
                                                                 10,414,083
                                                              -------------
Miscellaneous-Capital Goods -- 1.3%
       5,000,000    Ikon Capital, Inc.
                       6.73% due 6/15/01                          4,892,965
                                                              -------------
Railroads -- 2.6%
       3,600,000    CSX Corp.
                       7.25% due 5/1/04                           3,564,774
       3,500,000    Union Pacific Corp.
                       5.78% due 10/15/01                         3,423,420
       3,500,000    Union Pacific Corp.
                       6.625% due 2/1/29                          2,956,223
                                                              -------------
                                                                  9,944,417
                                                              -------------
Utilities -- 2.4%
       2,500,000    Cinergy Corp.
                       6.125% due 4/15/04                         2,348,935
       2,829,000    Marlin Water Trust/Cap.+
                       7.09% due 12/15/01                         2,777,102
       4,000,000    Southern Union Co.
                       8.25%  due 11/15/29                        3,997,928
                                                              -------------
                                                                  9,123,965
                                                              -------------
Waste Services -- 0.9%
       3,500,000    USA Waste Svcs., Inc.
                       6.125% due 7/15/01                         3,335,248
                                                              -------------
TOTAL CORPORATE BONDS
  (Cost $131,343,952)                                           125,610,262
                                                              -------------
------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
------------------------------------------

$      5,698,638    GE Capital Mortgage Svcs., Inc.
                       1996-3A7  7.00% due 3/25/26
  (Cost $5,706,406)                                           $   5,373,828
                                                              -------------
-------------------------------
MORTGAGE PASS-THROUGHS -- 30.5%
-------------------------------

                    FHLMC
$      4,000,000       6.50%, (30 yr. TBA)(a)                 $   3,772,500
      12,100,000       7.00%, (30 yr. TBA)(a)                    11,710,525
       6,500,000       7.50%, (30 yr. TBA)(a)                     6,437,028
      15,189,910       6.50%, 2029                               14,330,769
         670,152       7.00%, 8/1/08                                667,063
                    FNMA
       1,000,000       6.50%, (15 yr. TBA)(a)                       970,312
      24,900,000       7.00%, (30 yr. TBA)(a)                    24,075,187
      30,950,000       7.50%, (30 yr. TBA)(a)                    30,611,469
      12,500,000       8.00%, (30 yr. TBA)(a)                    12,597,650
       4,283,022       6.50%, 11/1/28                             4,045,058
         569,122       8.00%, 6/1/08                                578,803
           4,886       8.25%, 1/1/09                                  5,054
         252,553       8.50%, 8/1/09                                259,648
                    GNMA
         700,000       6.50%, (15 yr. TBA)(a)                       657,343
       4,448,037       6.50%, 2029                                4,178,352
             689       11.50%, 7/20/00                                  694
                                                              -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $117,242,562)                                           114,897,455
                                                              -------------
------------------------
U.S. GOVERNMENT -- 21.7%
------------------------

                    U.S. Treasury Bonds
$     12,970,000       5.25%, 2/15/29                         $  10,728,628
       4,000,000       6.00%, 2/15/26                             3,658,752
       6,500,000       6.625%, 2/15/27                            6,437,034
       4,000,000       9.25%, 2/15/16                             4,940,000
                    U.S. Treasury Notes
      17,100,000       5.375%, 6/30/03                           16,576,313
       2,000,000       5.50%, 1/31/03                             1,952,500
       2,350,000       5.50%, 5/15/09                             2,189,173
       6,000,000       5.625%, 5/15/08                            5,643,750
       9,675,000       6.00%, 8/15/04                             9,523,828
       6,300,000       6.00%, 8/15/09                             6,103,125
       4,200,000       6.125%, 8/15/07                            4,093,690
       9,875,000       6.50%, 10/15/06                            9,847,232
                                                              -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $83,189,142)                                             81,694,025
                                                              -------------

                       See notes to financial statements.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

-------------------------
COMMERCIAL PAPER -- 23.4%
-------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
Automotive -- 1.4%
$      5,300,000    General Motors Acceptance Corp.
                       5.88% due 1/19/00(a)                   $   5,284,418
                                                              -------------
Banks -- 6.5%
       9,652,000    Dresdner US Finance
                       5.93% due 1/19/00(a)                       9,623,382
      15,000,000    Nordenbanken North America, Inc.
                       6.05% due 1/19/00(a)                      14,954,625
                                                              -------------
                                                                 24,578,007
                                                              -------------
Conglomerates -- 5.7%
       6,500,000    General Electric Cap. Corp.
                       5.81% due 1/19/00(a)                       6,481,117
      15,000,000    Invensys PLC
                       6.17% due 1/19/00(a)                      14,953,725
                                                              -------------
                                                                 21,434,842
                                                              -------------
Financial -- 9.8%
      13,000,000    Duke Capital Corp.
                       6.14% due 1/19/00(a)                      12,960,090
      10,000,000    Household Finl. Corp.
                       6.05% due 1/19/00(a)                       9,969,750
      14,000,000    Morgan Stanley Dean Witter & Co.
                       6.00% due 1/19/00(a)                      13,958,000
                                                              -------------
                                                                 36,887,840
                                                              -------------
TOTAL COMMERCIAL PAPER
  (Cost $88,185,107)                                             88,185,107
                                                              -------------
----------------------------
REPURCHASE AGREEMENT -- 2.1%
----------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$      7,679,000    State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 12/31/99, maturity
                    value $7,681,080 at 3.25%,
                    due 1/3/00(b)                               $ 7,679,000
                                                              -------------
TOTAL REPURCHASE AGREEMENT
  (Cost $7,679,000)                                               7,679,000
                                                              -------------
TOTAL INVESTMENTS -- 123.7%
  (Cost $477,303,664)                                           465,755,591

PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY
  SECURITIES(a) -- (26.5%)                                      (99,693,995)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.8%                                10,369,158
                                                              -------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                          $ 376,430,754
                                                              =============
---------------------------------------------------------------------------

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.
(b) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $477,303,664)                     $ 465,755,591
   Cash                                                                     170
   Receivable for investments sold                                    7,250,637
   Interest receivable                                                4,704,315
   Receivable for fund shares sold                                        5,056
                                                                  -------------
   TOTAL ASSETS                                                     477,715,769
                                                                  -------------
LIABILITIES
   Payable for forward mortgage securities
      purchased                                                      99,693,995
   Payable for fund shares redeemed                                   1,392,611
   Accrued expenses                                                     198,409
                                                                  -------------
   TOTAL LIABILITIES                                                101,285,015
                                                                  -------------
      NET ASSETS                                                  $ 376,430,754
                                                                  =============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,297,887
   Additional paid-in capital                                       393,081,515
   Undistributed net investment income                                  185,244
   Accumulated net realized loss on investments                      (8,585,819)
   Net unrealized depreciation of investments                       (11,548,073)
                                                                  -------------
      NET ASSETS                                                  $ 376,430,754
                                                                  =============

   Shares Outstanding -- $0.10 par value                             32,978,867

NET ASSET VALUE PER SHARE                                         $       11.41
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                        $ 23,128,029
                                                                   ------------
Expenses:
   Investment advisory fees -- Note B                                 1,822,590
   Custodian fees                                                       106,051
   Interest expense -- reverse repurchase agreements                     84,079
   Printing expense                                                      21,132
   Audit fees                                                            19,232
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             5,200
   Registration fees                                                      2,653
   Insurance expense                                                        976
   Other                                                                    700
                                                                   ------------
   Total Expenses                                                     2,075,113
                                                                   ------------

   Net Investment Income                                             21,052,916
                                                                   ------------
Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized loss on investments                                  (8,373,543)
   Net change in unrealized appreciation/
      (depreciation) of investments                                 (15,282,158)
                                                                   ------------
Net Realized and Unrealized Loss
   on Investments                                                   (23,655,701)
                                                                   ------------
Net Decrease in Net Assets
   from Operations                                                 $ (2,602,785)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year ended December 31,
                                                                                1999             1998
                                                                            -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                 $  21,052,916    $  20,326,792
      Net realized gain/(loss) on investments                                  (8,373,543)       7,360,219
      Net change in unrealized appreciation of investments                    (15,282,158)         676,254
                                                                            -------------    -------------
         Net Increase/(Decrease) in Net Assets from Operations                 (2,602,785)      28,363,265
                                                                            -------------    -------------

   Dividends and Distributions to Shareholders from:
      Net investment income                                                   (21,062,469)     (20,238,880)
      Net realized gain on investments                                           (965,082)      (4,804,462)
                                                                            -------------    -------------
         Total Dividends and Distributions to Shareholders                    (22,027,551)     (25,043,342)
                                                                            -------------    -------------

   From Capital Share Transactions:
      Net increase in net assets from capital share transactions-- Note G      19,673,995       22,655,261
                                                                            -------------    -------------
         Net Increase/(Decrease) in Net Assets                                 (4,956,341)      25,975,184

   Net Assets:
      Beginning of year                                                       381,387,095      355,411,911
                                                                            -------------    -------------
      End of year*                                                          $ 376,430,754    $ 381,387,095
                                                                            =============    =============

* Includes undistributed net investment income of:                          $     185,244    $     183,322

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                Year Ended December 31,
                                                       ------------------------------------------------------------------------
                                                          1999            1998            1997            1996            1995
                                                       ------------------------------------------------------------------------
Net asset value,
   beginning of year ............................        $12.23          $12.11          $11.83          $12.25          $11.08
                                                         ------          ------          ------          ------          ------
Income from investment
   operations:
   Net investment
      income ....................................          0.68            0.69            0.75            0.76            0.76
   Net realized and unrealized gain/(loss)
      on investments ............................         (0.79)           0.28            0.29           (0.42)           1.17
                                                         ------          ------          ------          ------          ------
   Net increase/(decrease)
      from investment operations ................         (0.11)           0.97            1.04            0.34            1.93
                                                         ------          ------          ------          ------          ------
Dividends and Distributions to Shareholders from:
   Net investment income ........................         (0.68)          (0.69)          (0.76)          (0.76)          (0.76)
   Net realized gain ............................         (0.03)          (0.16)             --              --              --
                                                         ------          ------          ------          ------          ------
   Total dividends and
      distributions .............................         (0.71)          (0.85)          (0.76)          (0.76)          (0.76)
                                                         ------          ------          ------          ------          ------
Net asset value, end of
   year .........................................        $11.41          $12.23          $12.11          $11.83          $12.25
                                                         ------          ------          ------          ------          ------

Total return* ...................................         (0.84)%          8.10%           8.99%           2.88%          17.59%
                                                         ------          ------          ------          ------          ------

Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ...........................      $376,431        $381,387        $355,412        $354,433        $374,462
   Ratio of expenses to
      average net assets ........................          0.57%           0.67%           0.59%           0.54%           0.54%
   Ratio of expenses (excluding interest expense)
      to average net assets .....................          0.55%           0.55%           0.55%            N/A             N/A
   Ratio of net investment
      income to average net assets ..............          5.78%           5.51%           6.15%           6.12%           6.43%
   Portfolio turnover rate ......................           257%            287%            340%            188%            298%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

-------------------------
COMMERCIAL PAPER -- 95.9%
-------------------------

Principal
Amount                                                                Value
---------------------------------------------------------------------------
FINANCIAL -- 49.8%
Data Processing -- 4.7%
$     23,000,000    First Data Corp.
                       6.00% due 1/18/00                       $ 22,934,833
                                                               ------------
Finance Companies -- 16.7%
      22,000,000    Associates First Capital
                       5.90% due 2/1/00                          21,888,228
       2,000,000    Associates First Capital
                       5.90% due 2/3/00                           1,989,183
      20,000,000    Bear Stearns Cos., Inc.
                       5.76% due 1/11/00                         19,968,000
      15,000,000    Goldman Sachs Group LP
                       6.40% due 1/31/00                         14,920,000
      22,000,000    Merrill Lynch & Co., Inc.
                       6.12% due 1/28/00                         21,899,020
                                                               ------------
                                                                 80,664,431
                                                               ------------
Financial-Other -- 2.1%
      10,000,000    Govco, Inc.
                       6.15% due 1/28/00                          9,953,875
                                                               ------------
Foods -- 4.1%
      20,000,000    Cargill Global Funding PLC
                       6.95% due 1/14/00                         19,949,806
                                                               ------------
Insurance -- 4.5%
      22,000,000    American General Finl. Corp.
                       5.96% due 2/2/00                          21,883,449
                                                               ------------
Other Major Banks -- 14.4%
      20,000,000    Bank of America Corp.
                       5.93% due 1/12/00                         19,963,761
      10,000,000    Dresdner U.S. Finl.
                       6.34% due 1/3/00                           9,996,478
      20,000,000    HVB Finl. (Delaware), Inc.
                       5.85% due 1/14/00                         19,957,750
      20,000,000    UBS Finl. (Delaware), Inc.
                       5.00% due 1/3/00                          19,994,444
                                                               ------------
                                                                 69,912,433
                                                               ------------
Utilities-Electric -- 3.3%
      16,000,000    Nat'l. Rural Utils. Coop. Finl.
                       Corp. 5.85% due 3/6/00                    15,831,000
                                                               ------------
                    Total Financial                             241,129,827
                                                               ------------
INDUSTRIAL -- 46.1%
Automotive -- 9.0%
      21,500,000    BMW U.S. Capital Corp.
                       4.00% due 1/4/00                          21,492,833
      22,000,000    General Motors Acceptance Corp.
                       5.96% due 2/7/00                          21,865,238
                                                               ------------
                                                                 43,358,071
                                                               ------------
Conglomerates -- 8.2%
      20,000,000    General Electric Capital Corp.
                       6.01% due 1/25/00                         19,919,867
      10,000,000    Invensys PLC
                       6.10% due 1/13/00                          9,979,667
      10,000,000    Invensys PLC
                       5.80% due 1/19/00                          9,971,000
                                                               ------------
                                                                 39,870,534
                                                               ------------
Food and Beverages -- 4.1%
      20,000,000    Diageo Capital PLC
                       5.75% due 1/20/00                         19,939,306
                                                               ------------
Household Products -- 3.1%
      15,000,000    Procter & Gamble Co.
                       5.82% due 1/10/00                         14,978,175
                                                               ------------
Machinery and Equipment -- 1.2%
       6,000,000    John Deere Capital
                       5.88% due 1/24/00                          5,977,460
                                                               ------------
Metals -- 4.1%
      20,000,000    Rio Tinto America, Inc.
                       5.97% due 1/7/00                          19,980,100
                                                               ------------
Oil and Gas Services -- 4.4%
      21,500,000    Baker Hughes, Inc.
                       4.75% due 1/3/00                          21,494,326
                                                               ------------
Oil-Integrated-International -- 2.5%
      12,000,000    Texaco, Inc.
                       5.73% due 1/18/00                         11,967,530
                                                               ------------
Telecommunications -- 4.7%
      23,000,000    SBC Comm., Inc.
                       5.85% due 1/27/00                         22,902,825
                                                               ------------
Utilities-Electric --  4.8%
      23,000,000    Electricite de France
                       5.82% due 1/11/00                         22,962,816
                                                               ------------
                    Total Industrial                            223,431,143
                                                               ------------

TOTAL COMMERCIAL PAPER
  (Cost $464,560,970)                                           464,560,970
                                                               ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.2%
----------------------------


Principal
Amount                                                                Value
---------------------------------------------------------------------------
$     20,195,000  State Street Bank & Trust Co.
                  repurchase agreement, dated
                  12/31/99, maturity value
                  $20,200,469 at 3.25% due 1/3/00(1)           $ 20,195,000
                                                               ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $20,195,000)                                             20,195,000
                                                               ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $484,755,970)                                           484,755,970
LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND OTHER
    ASSETS -- (0.1)%                                               (627,551)
                                                               ------------

---------------------------------------------------------------------------
NET ASSETS -- 100.0%                                           $484,128,419
                                                               ============
---------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $484,755,970)                       $484,755,970
   Cash                                                                      241
   Receivable for fund shares sold                                       517,560
   Interest receivable                                                     1,823
                                                                    ------------
   TOTAL ASSETS                                                      485,275,594
                                                                    ------------
LIABILITIES
   Payable for fund shares redeemed                                      892,918
   Accrued expenses                                                      254,257
                                                                    ------------
   TOTAL LIABILITIES                                                   1,147,175
                                                                    ------------
      NET ASSETS                                                    $484,128,419
                                                                    ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                            $  4,841,283
   Additional paid-in capital                                        479,287,136
                                                                    ------------
      NET ASSETS                                                    $484,128,419
                                                                    ============

Shares Outstanding -- $0.10 par value                                 48,412,828
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      10.00
                                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1999

Investment Income:
   Interest                                                          $23,729,035
                                                                     -----------
Expenses:
   Investment advisory fees -- Note B                                  2,275,164
   Custodian fees                                                         85,806
   Printing expense                                                       19,235
   Audit fees                                                             18,734
   Directors' fees -- Note B                                              12,500
   Legal fees                                                              4,100
   Other                                                                   3,772
                                                                     -----------
   Total Expenses                                                      2,419,311
                                                                     -----------
Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                                       $21,309,724
                                                                     ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year ended December 31,
                                                                                 1999             1998
                                                                             -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
      Net investment income                                                  $  21,309,724    $  20,633,220
                                                                             -------------    -------------
         Net Increase in Net Assets from Operations                             21,309,724       20,633,220
                                                                             -------------    -------------
   Dividends to Shareholders from:
      Net investment income                                                    (21,309,724)     (20,633,220)
                                                                             -------------    -------------
   From Capital Share Transactions:
      Net increase in net assets from capital share transactions -- Note G      64,645,765       51,360,205
                                                                             -------------    -------------
         Net Increase in Net Assets                                             64,645,765       51,360,205

   Net Assets:
      Beginning of year                                                        419,482,654      368,122,449
                                                                             -------------    -------------
      End of year                                                            $ 484,128,419    $ 419,482,654
                                                                             =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Year Ended December 31,
                                        ------------------------------------------------------------------------
                                           1999            1998            1997            1996            1995
                                        ------------------------------------------------------------------------
Net asset value, beginning of year        $10.00          $10.00          $10.00          $10.00          $10.00
                                          ------          ------          ------          ------          ------
Income from investment operations:
   Net investment
      income .....................          0.47            0.50            0.50            0.49            0.54

Dividends to Shareholders from:
   Net investment income .........         (0.47)          (0.50)          (0.50)          (0.49)          (0.54)
                                          ------          ------          ------          ------          ------

Net asset value, end of year .....        $10.00          $10.00          $10.00          $10.00          $10.00
                                          ------          ------          ------          ------          ------

Total return* ....................          4.77%           5.10%           5.14%           4.98%           5.52%
                                          ------          ------          ------          ------          ------

Ratios/supplemental data:
   Net assets, end of year
      (000's omitted) ............      $484,128        $419,483        $368,122        $378,322        $356,820
   Ratio of expenses to
      average net assets .........          0.53%           0.53%           0.54%           0.54%           0.54%
   Ratio of net investment
      income to average net assets          4.68%           4.99%           5.02%           4.86%           5.39%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

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54

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                                                                              55

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999

---------------------------------------------
Note A - Organization and Accounting Policies
---------------------------------------------

      The Guardian Stock Fund (GSF), a series of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940
Act). The financial statements for the other remaining funds of Guardian Variable Contract Funds, Inc. are presented in separate reports.

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 1999, no GSF Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF is permitted to buy international securities that are not U.S. dollar denominated. GSF's books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When a forward contract is closed, the Fund records realized gains or losses equal to the difference between the value of such forward contract at the time it was opened and the value at the time it was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 1999, for federal income tax purposes, GBF had a net capital loss carryforward of $7,464,775 which expires in 2007.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                   Undistributed/          Accumulated
                                  (overdistributed)        net realized
                                   net investment         gain/(loss) on
                                       income               investments
                                  ----------------        --------------
GSF                                   $   (59)               $     59
GBF                                    11,475                 (11,475)

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

----------------------------------------
Note B - Investment Advisory Agreements
         and Payments to Related Parties
----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. Fees for investment advisory services are paid at an annual rate of .50% of the average daily net assets of each Fund. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1999.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

------------------------------
Note C - Repurchase Agreements
------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

--------------------------------------
Note D - Reverse Repurchase Agreements
--------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1999 amounted to $84,079.

      Information regarding transactions by GBF under reverse repurchase agreement is as follows:

Average amount outstanding
during the period .....................................           $   4,566,668

Weighted average interest rate
during the period .....................................                    1.89%

---------------------------------
Note E - Dollar Roll Transactions
---------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them. There were no dollar roll transactions outstanding at December 31, 1999.

--------------------------------
Note F - Investment Transactions
--------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                              GSF                        GBF
                                              ---                        ---
Purchases ....................           $2,583,705,089           $  941,626,977
Proceeds .....................           $3,057,671,562           $  919,489,697

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1999 for GSF and GBF were as follows:

                                                    GSF                GBF
                                                    ---                ---
Gross Appreciation .........................  $ 1,561,747,641   $       131,629
Gross Depreciation .........................      (38,952,786)      (11,679,702)
                                              ---------------   ---------------
  Net Unrealized Appreciation/(Depreciation)  $ 1,522,794,855   $   (11,548,073)
                                              ===============   ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds (The Guardian Stock Fund),
The Guardian Bond Fund, The Guardian Cash Fund
---------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

--------------------------------------
Note G - Transactions in Capital Stock
--------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 1999, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

                                         Year Ended December 31,        Year Ended December 31,
                                         1999             1998           1999             1998
---------------------------------------------------------------------------------------------------
                                                 Shares                          Amount
---------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                            3,895,845        7,866,954    $ 200,708,021    $ 380,142,286
Shares issued in reinvestment of
  dividends and distributions         10,952,668        8,374,382      579,528,909      412,797,384
Shares repurchased                   (13,883,608)     (11,538,716)    (710,398,541)    (554,254,496)
---------------------------------------------------------------------------------------------------
   Net increase                          964,905        4,702,620    $  69,838,389    $ 238,685,174
---------------------------------------------------------------------------------------------------
o The Guardian Bond Fund, Inc.
Shares sold                            8,170,108        6,974,815    $  96,955,789    $  87,077,087
Shares issued in reinvestment of
  dividends and distributions          1,912,437        2,050,219       22,027,550       25,043,342
Shares repurchased                    (8,296,810)      (7,180,997)     (99,309,344)     (89,465,168)
---------------------------------------------------------------------------------------------------
   Net increase                        1,785,735        1,844,037    $  19,673,995    $  22,655,261
---------------------------------------------------------------------------------------------------
o The Guardian Cash Fund, Inc.
Shares sold                           39,686,605       45,585,640    $ 396,866,179    $ 455,856,396
Shares issued in reinvestment of
  dividends                            2,130,972        2,063,322       21,309,724       20,633,220
Shares repurchased                   (35,353,014)     (42,512,942)    (353,530,138)    (425,129,411)
---------------------------------------------------------------------------------------------------
   Net increase                        6,464,563        5,136,020    $  64,645,765    $  51,360,205
---------------------------------------------------------------------------------------------------

-----------------------
Note H - Line of Credit
-----------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund
(a portfolio of The Guardian Variable Contract Funds, Inc.)
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the The Guardian Stock Fund (one of the portfolios constituting The Guardian Variable Contract Funds, Inc.), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                         /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

----------------------
COMMON STOCKS -- 98.4%
----------------------

Shares                                                      Value
-----------------------------------------------------------------

AUSTRALIA -- 2.2%
   Banks -- 0.7%
     221,600  Commonwealth Bank of Australia         $  3,815,951
     157,600  National Australia Bank                   2,410,721
   Beverages -- 0.4%
   1,370,800  Fosters Brewing Group                     3,932,696
   Business Services -- 0.4%
     133,910  Brambles Industries Ltd.                  3,703,114
   Mining -- 0.5%
     269,100  Broken Hill Ppty.                         3,533,460
     773,000  Pasminco Ltd.*                              847,483
   Telecommunications -- 0.2%
       351,000  Telstra Corp.                           1,907,973
                                                     ------------
                                                       20,151,398
                                                     ------------
FINLAND -- 6.2%
   Telecommunications -- 6.2%
     203,100  Nokia OYJ*                               36,826,687
       309,760  Sonera OYJ*                            21,234,092
                                                     ------------
                                                       58,060,779
                                                     ------------
FRANCE -- 8.7%
   Banks -- 1.0%
     101,960  Banque Nationale de Paris*                9,408,178
   Computer Software and Technology -- 0.8%
      30,880  CAP Gemini*                               7,838,953
   Insurance -- 1.5%
     100,950  AXA UAP*                                 14,074,165
   Media and Entertainment -- 1.1%
      19,820  Societe Television Francaise 1*          10,382,148
   Oil and Gas -- 1.8%
     125,900  Total Fina S.A.*                         16,804,355
   Retail-Food and Drugs -- 1.6%
      78,880  Carrefour*                               14,549,078
   Telecommunications -- 0.9%
        70,650  Equant NV*                              8,020,775
                                                     ------------
                                                       81,077,652
                                                     ------------
GERMANY -- 10.6%
   Automotive -- 0.5%
      65,720  DaimlerChrysler AG*                       5,110,873
   Chemicals -- 1.3%
     229,220  BASF AG*                                 11,776,139
   Conglomerates -- 4.1%
     159,370  Mannesmann AG*                           38,449,644
   Distributors -- 0.4%
      99,440  GEHE AG*                                  3,856,578
   Electronics and Electrical Equipment -- 1.6%
     103,620  Epcos AG*                                 7,776,427
      53,320  Siemens AG*                               6,783,811
   Software -- 1.4%
      27,333  SAP AG*                                  13,464,071
   Telecommunications -- 1.3%
       165,990  Deutsche Telekom*                    $ 11,821,744
                                                     ------------
                                                       99,039,287
                                                     ------------
HONG KONG -- 3.3%
   Banks -- 0.5%
   1,552,600  Bank of East Asia Ltd.*                   4,324,151
   Computer Systems -- 0.4%
   1,434,000  Legend Hldgs. Ltd.*                       3,551,103
   Conglomerates -- 1.3%
     842,000  Hutchison Whampoa                        12,239,789
   Real Estate -- 0.8%
     365,000  Cheung Kong Hldgs.                        4,625,008
     311,000  Sun Hung Kai Pptys.                       3,240,625
   Telecommunications -- 0.3%
       631,500  SmarTone Telecom. Hldgs. Ltd.           3,046,408
                                                     ------------
                                                       31,027,084
                                                     ------------
IRELAND -- 1.9%
   Banks -- 0.6%
     529,600  Allied Irish Bank                         6,039,133
   Construction Materials -- 1.3%
       555,000  CRH PLC                                11,964,291
                                                     ------------
                                                       18,003,424
                                                     ------------
ITALY -- 2.3%
   Banks -- 2.3%
     148,400  Bipop-Carire SPA*                        13,132,757
       630,900  San Paolo IMI SPA*                      8,573,392
                                                     ------------
                                                       21,706,149
                                                     ------------
JAPAN -- 28.9%
   Automotive -- 1.8%
     101,000  Honda Motor Co.                           3,756,484
     267,000  Toyota Motor Corp.*                      12,935,794
   Chemicals -- 0.9%
   1,697,000  Sumitomo Chemical*                        7,972,595
   Commercial Services -- 0.9%
      33,800  Benesse Corp.*                            8,138,201
   Computer Software and Technology -- 1.1%
      10,400  Softbank Corp.*                           9,955,173
   Computer Systems -- 2.9%
     590,000  Fujitsu Ltd.                             26,910,052
   Drugs and Health Care -- 0.8%
     373,000  Sankyo Co.                                7,666,634
   Electronics -- 5.3%
   1,105,000  Hitachi                                  17,737,105
      43,000  Rohm Co.                                 17,676,422
      47,600  Sony Corp.                               14,116,473
   Engineering and Machineries -- 1.4%
      57,300  SMC Corp.                                12,680,366

                See accompanying notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

   Financial Services -- 3.7%
     841,000  Mitsubishi Trading & Brokerage          $ 7,408,241
     433,000  Nomura Securities Co. Ltd.*               7,819,174
     142,000  Promise Co.                               7,227,170
 729,000,000  Sanwa Int'l. Financial                    7,857,246
      10,240  Shohkoh Fund & Co.                        4,054,106
   Household Products -- 1.2%
     408,000  Kao Corp.                                11,640,599
   Merchandising-Mass -- 1.2%
      56,500  Ryohin Keikaku Co. Ltd.                  11,342,028
   Retail Trade -- 0.9%
      80,000  Ito Yokado Co.                            8,691,397
   Telecommunications -- 6.8%
       5,400  Hikari Tsushin, Inc.                     10,834,883
         975  Nippon Tele. & Tel. Corp.                16,700,108
           940  NTT Mobile Comm. Network, Inc.         36,157,385
                                                     ------------
                                                      269,277,636
                                                     ------------
MALAYSIA -- 0.2%
   Banks -- 0.2%
       637,000  Malayan Banking Berhad                  2,263,026
                                                     ------------
NETHERLANDS -- 4.6%
   Banks -- 0.6%
     218,580  ABN AMRO Hldgs. NV                        5,460,625
   Broadcasting and Publishing -- 1.6%
     283,230  Ver Ned Uitgevers                        14,887,561
   Computer Services -- 0.7%
      93,170  CMG PLC                                   6,935,867
   Computer Systems -- 0.9%
      75,200  ASM Lithography Hldg. NV*                 8,355,522
   Insurance -- 0.8%
        77,860  Aegon NV*                               7,521,652
                                                     ------------
                                                       43,161,227
                                                     ------------
NEW ZEALAND -- 0.3%
   Telecommunications -- 0.3%
       528,512  Telecom. Corp. of New Zealand           2,485,327
                                                     ------------
PORTUGAL -- 0.3%
   Transportation -- 0.3%
       352,150  Brisa (Auto Estrada)*                   2,703,105
                                                     ------------
SINGAPORE -- 0.9%
   Banks -- 0.3%
     270,900  Overseas Chinese Bank                     2,488,604
   Publishing -- 0.6%
       259,846  Singapore Press Hldgs.*                 5,632,207
                                                     ------------
                                                        8,120,811
                                                     ------------
SOUTH KOREA -- 0.5%
   Utilities-Electric -- 0.5%
       284,940  Korea Electric Power Corp. ADR          4,772,745
                                                     ------------
SPAIN -- 4.5%
   Banks -- 1.3%
   1,109,160 Banco Santander Central Hispano S.A. $ 12,558,586 Construction and Housing -- 1.1%
     181,080  Acciona S.A.                             10,215,009
   Gas Distribution -- 0.7%
     274,200  Gas Natural SDG                           6,317,043
   Telecommunications -- 1.4%
       511,660  Telefonica S.A.*                       12,782,429
                                                     ------------
                                                       41,873,067
                                                     ------------
SWEDEN -- 4.1%
   Construction and Mining Equipment -- 0.8%
     264,217  Atlas Copco AB*                           7,514,457
   Retail-General -- 1.3%
     364,800  Hennes & Mauritz*                        12,218,592
   Telecommunications -- 2.0%
       288,050  LM Ericsson *                          18,517,258
                                                     ------------
                                                       38,250,307
                                                     ------------
SWITZERLAND -- 3.3%
   Business Services -- 1.5%
      18,309  Adecco S.A.*                             14,258,092
   Insurance -- 0.9%
      13,990  Zurich Allied AG*                         7,977,718
   Pharmaceuticals -- 0.9%
           748  Roche Hldgs. AG*                        8,878,478
                                                     ------------
                                                       31,114,288
                                                     ------------
UNITED KINGDOM -- 15.6%
   Banks -- 3.8%
     252,000  Barclays                                  7,241,520
     300,625  Halifax PLC                               3,282,653
     654,000  HSBC Hldgs.                               9,063,966
     670,000  Lloyds TSB Group PLC                      8,322,511
     341,000  National Westminster Bank Co. PLC         7,325,871
   Computer Software and Technology -- 0.5%
     393,380  Sage Group*                               4,816,535
   Conglomerates -- 0.4%
     278,000  Smiths Industries PLC                     4,153,744
   Construction -- 0.7%
     787,000  Hanson PLC                                6,597,742
   Drugs and Health Care -- 1.8%
     390,000  Glaxo Wellcome                           11,049,622
     438,000  Smithkline Beecham                        5,553,886
   Electronics -- 0.4%
     373,000  Electrocomponents                         4,127,173
   Financial Services -- 0.4%
     258,000  CGU PLC                                   4,163,307
   Food, Beverage and Tobacco -- 1.0%
     961,900  Imperial Tobacco                          7,924,162
     145,702  Whitbread                                 1,468,599
   Insurance -- 0.4%
     186,000  Prudential Corp.                          3,629,386

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Shares                                                      Value
-----------------------------------------------------------------

   Leisure Products -- 0.3%
     240,000  Granada Group                           $ 2,422,950
   Oil-International -- 1.6%
   1,437,936  BP Amoco PLC                             14,515,006
   Oil and Gas -- 0.6%
     617,000  Shell Transport & Trading                 5,127,714
   Telecommunications -- 3.7%
     547,000  British Telecom.                         13,253,537
     279,991  Cable & Wireless Co.*                     4,003,083
      58,000  Energis PLC*                              2,787,200
     2,855,000  Vodafone Airtouch PLC                  14,231,189
                                                     ------------
                                                      145,061,356
                                                     ------------
TOTAL COMMON STOCKS
  (Cost $558,425,531)                                 918,148,668
                                                     ------------

----------------------------
REPURCHASE AGREEMENT -- 1.5%
----------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

$   14,428,000  State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $14,431,006 at 2.50% due 1/3/00(1)   $ 14,428,000
                                                     ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $14,428,000)                                   14,428,000
                                                     ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $572,853,531)                                 932,576,668

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.1%                         967,274
                                                     ------------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                 $933,543,942
                                                     ============
-----------------------------------------------------------------

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS
   Investments, at market (cost $572,853,531)                     $ 932,576,668
   Cash                                                                     959
   Foreign currency (cost $1,122,612)                                   997,318
   Dividends receivable                                                 535,441
   Dividend reclaims receivable                                         504,138
   Receivable for fund shares sold                                      255,318
   Interest receivable                                                    1,002
                                                                  -------------
   TOTAL ASSETS                                                     934,870,844
                                                                  -------------

LIABILITIES
   Accrued expenses                                                     850,356
   Payable for fund shares redeemed                                     476,546
                                                                  -------------
   TOTAL LIABILITIES                                                  1,326,902
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $   3,486,592
   Additional paid-in capital                                       554,286,035
   Distributions in excess of net investment income                  (2,497,259)
   Accumulated net realized gain on investments
     and foreign currency related transactions                       18,694,823
   Net unrealized appreciation of investments
     and translation of other assets and
     liabilities denominated in foreign currencies                  359,573,751
                                                                  -------------
     NET ASSETS                                                   $ 933,543,942
                                                                  =============

   Shares Outstanding -- $0.10 par value                             34,865,924
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       26.78
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                      $  10,776,920
   Interest                                                             286,590
   Less: Foreign tax withheld                                        (1,174,321)
                                                                  -------------
   Total Income                                                       9,889,189
                                                                  -------------

Expenses:
   Investment advisory fees -- Note B                                 5,801,374
   Custodian fees                                                       968,997
   Printing expense                                                     140,000
   Audit fees                                                            22,734
   Directors' fees -- Note B                                             12,500
   Legal fees                                                             8,000
   Insurance expense                                                      1,741
   Registration fees                                                        916
   Other                                                                    700
                                                                  -------------
   Total Expenses                                                     6,956,962
                                                                  -------------
   Net Investment Income                                              2,932,227
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
  Net realized gain on investments -- Note A(1)                      79,577,048
  Net realized loss on foreign currency
    related transactions -- Note A                                   (3,505,893)
  Net change in unrealized appreciation of
    investments -- Note C                                           183,360,997
  Net change in unrealized depreciation from
    translation of assets and liabilities
    denominated in foreign currencies -- Note C                         (33,985)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                259,398,167
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 262,330,394
                                                                  =============

(1)   Net of accrued capital gains tax of $4,398.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year ended December 31,
                                                                                           1999            1998
                                                                                      -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                             $   2,932,227    $   3,351,082
    Net realized gain on investments and foreign currency related transactions           76,071,155       40,487,438
    Net change in unrealized appreciation/(depreciation) on investments and
      translation of other assets and liabilities denominated in foreign currencies     183,327,012       71,008,066
                                                                                      -------------    -------------
      Net Increase in Net Assets from Operations                                        262,330,394      114,846,586
                                                                                      -------------    -------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                                (2,932,227)      (3,351,082)
    Distributions in excess of net investment income                                       (349,444)        (409,367)
    Net realized gain on investments                                                    (64,946,896)     (33,666,022)
                                                                                      -------------    -------------
      Total Dividends and Distributions to Shareholders                                 (68,228,567)     (37,426,471)
                                                                                      -------------    -------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E                 59,152,053       68,158,477
                                                                                      -------------    -------------
      Net Increase in Net Assets                                                        253,253,880      145,578,592

 Net Assets:
    Beginning of year                                                                   680,290,062      534,711,470
                                                                                      -------------    -------------
    End of year*                                                                      $ 933,543,942    $ 680,290,062
                                                                                      =============    =============

* Includes distributions in excess of net investment income of:                       $  (2,497,259)   $  (2,558,540)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Year Ended December 31,
------------------------------------------------------------------------------------------------------------------
                                            1999            1998           1997             1996           1995
                                       -----------     -----------     -----------     -----------     -----------
Net asset value,
   beginning of year ...............   $     20.92     $     18.27     $     17.26     $     15.37     $     14.69
                                       -----------     -----------     -----------     -----------     -----------
Income from investment operations:
   Net investment income ...........          0.10            0.13            0.15            0.15            0.16
   Net realized and unrealized
  gain on investments and
translation of other assets and
liabilities denominated
in foreign currencies ..............          7.86            3.73            1.91            2.21            1.49
                                       -----------     -----------     -----------     -----------     -----------
   Net increase from
  investment operations ............          7.96            3.86            2.06            2.36            1.65
                                       -----------     -----------     -----------     -----------     -----------

Dividends and Distributions to
   Shareholders from:
   Net investment income ...........         (0.09)          (0.11)          (0.15)          (0.14)          (0.15)
   Distributions in excess of net
  investment income ................         (0.01)          (0.01)          (0.15)          (0.10)          (0.12)
   Net realized gain on investments
  and foreign currency related
  transactions .....................         (2.00)          (1.09)          (0.75)          (0.23)          (0.70)
                                       -----------     -----------     -----------     -----------     -----------
   Total dividends and distributions         (2.10)          (1.21)          (1.05)          (0.47)          (0.97)
                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......   $     26.78     $     20.92     $     18.27     $     17.26     $     15.37
                                       -----------     -----------     -----------     -----------     -----------

Total return* ......................         39.11%          21.17%          11.93%          15.41%          11.23%
                                       -----------     -----------     -----------     -----------     -----------

Ratios/supplemental data:
   Net assets, end of year
  (000's omitted) ..................   $   933,544     $   680,290     $   534,711     $   456,203     $   317,287
   Ratio of expenses to average
  net assets .......................          0.96%           0.98%           0.97%           0.98%           0.99%
   Ratio of net investment income
  to average net assets ............          0.40%           0.55%           0.74%           0.94%           0.97%
   Portfolio turnover
  rate .............................            52%             47%             51%             38%             52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
-----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF or the Fund), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). Information presented in this financial statement pertains to BGIF. The financial statements for the other remaining funds of The Guardian Insurance & Annuity Company, Inc. (GIAC) are presented in separate reports. Shares of the Fund are only sold to certain separate accounts of GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denomi-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

nated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund records realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

      The fund may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code
(Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Fund's next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in BGIF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Fund intends to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Fund's policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ulti-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
-----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

mate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                               Undistributed/            Accumulated
                             (overdistributed)           net realized
                               net investment           gain/(loss) on
                                   income                 investments
                             -----------------          --------------
BGIF                              $410,725                $(410,725)

------------------------------------------
Note B -- Investment Management Agreements
------------------------------------------

      The Fund has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Fund's portfolio subject to the supervision of the Company's Board of Directors. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Fund. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets. One half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to the Fund.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

Purchases .....................................................     $377,007,524
Proceeds ......................................................     $380,460,269

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999 were as follows:

Gross Appreciation ............................................   $ 374,776,118
Gross Depreciation ............................................     (15,052,981)
                                                                  -------------
   Net Unrealized Appreciation ................................   $ 359,723,137
                                                                  =============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for the Fund. Transactions in capital stock were as follows:

                                        Year Ended December 31,          Year Ended December 31,
                                         1999             1998            1999            1998
---------------------------------------------------------------------------------------------------
                                                 Shares                          Amount
---------------------------------------------------------------------------------------------------
Shares sold                            4,523,096        6,525,306    $ 100,665,748    $ 133,897,400
Shares issued in reinvestment of
   dividends and distributions         2,779,331        1,785,599       68,228,567       37,426,471
Shares repurchased                    (4,948,683)      (5,068,012)    (109,742,262)    (103,165,394)
---------------------------------------------------------------------------------------------------
   Net increase                        2,353,744        3,242,893    $  59,152,053    $  68,158,477
---------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $100,000,000 line of credit available to the Fund and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, the Fund did not borrow against this line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
-----------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
Baillie Gifford International Fund
(a portfolio of the GIAC Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Fund (one of the portfolios constituting the GIAC Funds, Inc.), as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                 /s/ Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  ----------------------
  COMMON STOCKS -- 98.6%
  ----------------------

Shares                                                      Value
-----------------------------------------------------------------

Advertising -- 1.9%
     180,000  Omnicom Group, Inc.                   $  18,000,000
                                                    -------------
Bank -- 4.8%
     200,000  Chase Manhattan Corp.                    15,537,500
     200,000  Mellon Financial Corp.                    6,812,500
     225,000  State Street Corp.                       16,439,062
     140,000  Zions Bancorporation                      8,286,250
                                                    -------------
                                                       47,075,312
                                                    -------------
Bank-Midwest -- 1.5%
     200,000  Fifth Third Bancorp                      14,675,000
                                                    -------------
Computer & Peripherals -- 9.3%
     200,000  Cisco Systems, Inc.*                     21,425,000
     330,000  Dell Computer Corp.*                     16,830,000
     200,000  EMC Corp.*                               21,850,000
     135,000  International Business Machines Corp.    14,580,000
     200,000  Sun Microsystems, Inc.*                  15,487,500
                                                    -------------
                                                       90,172,500
                                                    -------------
Computer Software & Services -- 5.8%
     200,000  Adobe Systems, Inc.                      13,450,000
     240,000  BMC Software, Inc.*                      19,185,000
     200,000  Microsoft Corp.*                         23,350,000
                                                    -------------
                                                       55,985,000
                                                    -------------
Diversified Companies -- 3.7%
     200,000  Honeywell International Inc.             11,537,500
     400,000  Tyco International, Ltd.                 15,550,000
     135,000  United Technologies Corp.                 8,775,000
                                                    -------------
                                                       35,862,500
                                                    -------------
Drug -- 8.8%
     100,000  Amgen Inc.*                               6,006,250
     100,000  Biogen, Inc.*                             8,450,000
     150,000  Immunex Corp.*                           16,425,000
     125,000  Lilly (Eli) & Co.                         8,312,500
      75,000  MedImmune, Inc.*                         12,440,625
     180,000  Merck & Co., Inc.                        12,071,250
     300,000  Pfizer, Inc.                              9,731,250
     275,000  Schering-Plough Corp.                    11,601,563
                                                    -------------
                                                       85,038,438
                                                    -------------
Drugstore -- 0.8%
     200,000  CVS Corp.                                 7,987,500
                                                    -------------
Electric Utility - Central -- 1.5%
     200,000  AES Corp.*                               14,950,000
                                                    -------------
Electrical Equipment -- 2.0%
     125,000  General Electric Co.                     19,343,750
                                                    -------------
Entertainment -- 3.4%
     200,000  Clear Channel Communications, Inc.*      17,850,000
     215,000  Time Warner, Inc.                        15,574,063
                                                    -------------
                                                       33,424,063
                                                    -------------
Financial Services - Diversified -- 5.2%
     100,000  American Express Co.                   $ 16,625,000
     156,250  American International Group, Inc.       16,894,531
     300,000  Citigroup Inc.                           16,668,750
                                                    -------------
                                                       50,188,281
                                                    -------------
Grocery -- 1.3%
     360,000  Safeway Inc.*                            12,802,500
                                                    -------------
Hotel/Gaming -- 2.7%
     400,000  Harrah's Entertainment, Inc.*            10,575,000
     800,000  Mandalay Resort Group*                   16,100,000
                                                    -------------
                                                       26,675,000
                                                    -------------
Household Products -- 1.3%
     100,000  Colgate-Palmolive Co.                     6,500,000
     260,000  Dial Corp. (The)                          6,321,250
                                                    -------------
                                                       12,821,250
                                                    -------------
Insurance-Life -- 1.1%
     320,000  AXA Financial, Inc.                      10,840,000
                                                    -------------
Internet -- 2.3%
     300,000  America Online, Inc.*                    22,631,250
                                                    -------------
Medical Supplies -- 4.9%
     150,000  Cardinal Health, Inc.                     7,181,250
     120,000  Johnson & Johnson                        11,175,000
     300,000  Medtronic, Inc.                          10,931,250
     350,000  VISX, Inc.*                              18,112,500
                                                    -------------
                                                       47,400,000
                                                    -------------
Office Equipment & Supplies -- 1.1%
     500,000  Staples, Inc.*                           10,375,000
                                                    -------------
Retail Building Supply -- 2.5%
     165,000  Home Depot, Inc. (The)                   11,312,812
     220,000  Lowe's Companies, Inc.                   13,145,000
                                                    -------------
                                                       24,457,812
                                                    -------------
Retail-Special Lines -- 8.3%
     200,000  Abercrombie & Fitch Co. Class "A"*        5,337,500
     400,000  Bed Bath & Beyond Inc.*                  13,900,000
     200,000  Best Buy Co., Inc.*                      10,037,500
     350,000  Circuit City Stores-Circuit City Group   15,771,875
     202,500  Gap, Inc. (The)                           9,315,000
     225,000  Intimate Brands Inc. Class "A"            9,703,125
     200,000  Tandy Corp.                               9,837,500
      70,000  Tiffany & Co.                             6,247,500
                                                    -------------
                                                       80,150,000
                                                    -------------
Retail Store -- 6.6%
     150,000  Costco Wholesale Corp.*                  13,687,500
     250,000  Dayton Hudson Corp.                      18,359,375
     200,000  Kohl's Corp.*                            14,437,500
     250,000  Wal-Mart Stores, Inc.                    17,281,250
                                                    -------------
                                                       63,765,625
                                                    -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

Securities Brokerage -- 2.2%
     200,000  Donaldson, Lufkin &
                Jenrette, Inc. - DLJ                  $ 9,675,000
     300,000  Schwab (Charles) Corp.                   11,512,500
                                                    -------------
                                                       21,187,500
                                                    -------------
Semiconductor -- 4.4%
     200,000  Intel Corp.                              16,462,500
     100,000  PMC-Sierra, Inc.*                        16,031,250
     200,000  Vitesse Semiconductor Corp.*             10,487,500
                                                    -------------
                                                       42,981,250
                                                    -------------
Semiconductor Capital Equipment -- 2.1%
     250,000  Altera Corp.*                            12,390,625
      65,000  Applied Materials, Inc.*                  8,234,687
                                                    -------------
                                                       20,625,312
                                                    -------------
Shoe -- 1.3%
     250,000  Nike, Inc. Class "B"                     12,390,625
                                                    -------------
Telecommunications Equipment -- 6.0%
     200,000  Lucent Technologies Inc.                 14,962,500
     140,000  QUALCOMM Inc.*                           24,657,500
     100,000  Scientific-Atlanta, Inc.                  5,562,500
     200,000  Tellabs, Inc.*                           12,837,500
                                                    -------------
                                                       58,020,000
                                                    -------------
Thrift -- 1.8%
     220,400  Federal Home Loan Mortgage Corp.         10,372,575
     115,000  Federal National Mortgage Association     7,180,313
                                                    -------------
                                                       17,552,888
                                                    -------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $579,389,743)                                   957,378,356
                                                    -------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

---------------------------
REPURCHASE AGREEMENT-- 2.6%
---------------------------
(including accrued interest)

  $ 25,200,000  Collateralized by $19,695,000
                 U.S. Treasury Bonds 12 3/4%,
                 due 11/15/10, with a value of
                 $25,723,882 (with Morgan
                 Stanley & Co., Incorporated 2.47%,
                 dated 12/31/99, due 1/3/00,
                 delivery value $25,205,187)        $  25,201,729
                                                    -------------

EXCESS OF LIABILITIES OVER
CASH AND OTHER ASSETS -- (-1.2%)                      (11,208,076)
                                                    =============

-----------------------------------------------------------------
NET ASSETS -- 100.0%                                $ 971,372,009
                                                    =============
-----------------------------------------------------------------

NET ASSET VALUE
PER OUTSTANDING SHARE
($971,372,009 / 26,917,271
shares of capital stock outstanding)                $       36.09
                                                    =============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
   (cost $579,389,743)                                              $957,378,356
   Repurchase agreement (cost $25,201,729)                            25,201,729
   Cash                                                                    1,517
   Dividends receivable                                                  317,325
   Receivable for capital shares sold                                     85,193
   Prepaid insurance expense                                              14,558
                                                                    ------------
     TOTAL ASSETS                                                    982,998,678
                                                                    ------------

LIABILITIES:
   Payable for securities purchased                                   10,633,120
   Payable for capital shares repurchased                                397,310
   Accrued expenses:
    Advisory fee                                                         397,539
    GIAC administrative service fee                                      165,000
    Other                                                                 33,700
                                                                    ------------
     TOTAL LIABILITIES                                                11,626,669
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ------------

NET ASSETS consist of:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   26,917,271 shares)                                               $ 26,917,271
   Additional paid-in capital                                        438,513,995
   Undistributed net investment income                                   560,984
   Undistributed net realized gain on investments                    127,391,146
   Net unrealized appreciation of investments                        377,988,613
                                                                    ------------
NET ASSETS                                                          $971,372,009
                                                                    ============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($971,372,009 / 26,917,271
  shares outstanding)                                               $      36.09
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
   Dividends                                                      $   4,447,173
   Interest                                                           1,327,692
                                                                  -------------
     Total Income                                                     5,774,865
                                                                  -------------

Expenses:
   Investment advisory fee                                            4,313,362
   GIAC administrative service fee                                      598,640
   Custodian fees                                                        83,323
   Auditing and legal fees                                               38,543
   Insurance                                                             18,447
   Directors' fees and expenses                                          14,023
   Printing                                                              11,982
   Taxes and other                                                        2,146
                                                                  -------------
     Total Expenses Before Custody Credits                            5,080,466
     Less:Custody Credits                                                (5,718)
                                                                  -------------
     Net Expenses                                                     5,074,748
                                                                  -------------
Net Investment Income                                                   700,117
                                                                  -------------

Net Realized and Unrealized Gain
   on Investments:
   Net realized gain                                                128,491,663
   Change in net unrealized appreciation                             89,602,937
                                                                  -------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                            218,094,600
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 218,794,717
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                   1999             1998
                                                                               -------------    -------------
Operations:
    Net investment income                                                      $     700,117    $   2,239,792
    Net realized gain on investments                                             128,491,663       62,454,321
    Change in net unrealized appreciation                                         89,602,937      117,641,538
                                                                               -------------    -------------
    Net increase in net assets from operations                                   218,794,717      182,335,651
                                                                               -------------    -------------

Distributions to Shareholders:
    Net investment income                                                         (2,362,927)      (2,335,121)
    Net realized gain from investment transactions                               (63,536,476)     (45,405,144)
                                                                               -------------    -------------
    Total distributions                                                          (65,899,403)     (47,740,265)
                                                                               -------------    -------------

Capital Share Transactions:
    Proceeds from sale of shares                                                 112,347,438       66,666,181
    Proceeds from reinvestment of dividends and distributions to shareholder      65,899,403       47,740,265
    Cost of shares repurchased                                                  (174,977,296)    (153,885,228)
                                                                               -------------    -------------
    Net increase (decrease) from capital share transactions                        3,269,545      (39,478,782)
                                                                               -------------    -------------

Total Increase in Net Assets                                                     156,164,859       95,116,604
Net Assets:
    Beginning of year                                                            815,207,150      720,090,546
                                                                               -------------    -------------
    End of year                                                                $ 971,372,009    $ 815,207,150
                                                                               =============    =============

Undistributed Net Investment Income, at End of Year                            $     560,984    $   2,223,794
                                                                               =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of dis-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

count, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ------------------------------------------
  2 -- Capital Share Transactions, Dividends
       and Distribution
  ------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1999             1998
                                                    ----------       ----------
Shares sold                                          3,485,591        2,514,811
Shares issued in reinvestment
 of dividends and distributions                      2,140,286        1,781,353
                                                    ----------       ----------
                                                     5,625,877        4,296,164
Shares repurchased                                   5,492,925        5,730,080
                                                    ----------       ----------
Net increase (decrease)                                132,952       (1,433,916)
                                                    ==========       ==========

Dividends per share from net
 investment income                                  $      .09       $      .09
                                                    ==========       ==========
Distributions per share from
 net realized gains                                 $     2.42       $     1.75
                                                    ==========       ==========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                               Year Ended
                                              December 31,
                                                  1999
                                             --------------
PURCHASES:
  Investment Securities                       $ 537,377,918
                                              =============

SALES:
  Investment Securities                       $ 604,806,009
                                              =============

      At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $604,604,092. The aggregate appreciation and depreciation of investments for the year ended December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $385,006,612 and $7,030,619 respectively, resulting in a net appreciation of $377,975,993.

  --------------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Interested Parties
  --------------------------------------------------

      An advisory fee of $4,313,362 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 1999. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $487,568 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Fund incurred expenses of $598,640 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each year:

                                                                         Years Ended December 31,
                                            ---------------------------------------------------------------------------------------
                                               1999               1998               1997               1996               1995
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $     30.44        $     25.52        $     24.83        $     24.25        $     17.83
                                            -----------        -----------        -----------        -----------        -----------
   Income from investment operations:
   Net investment income ................           .03                .09                .09                .08                .12
   Net gains on securities (both realized
     and unrealized) ....................          8.13               6.67               5.30               3.71               6.96
                                            -----------        -----------        -----------        -----------        -----------
   Total from investment operations .....          8.16               6.76               5.39               3.79               7.08
                                            -----------        -----------        -----------        -----------        -----------

   Less distributions:
    Dividends from net investment income           (.09)              (.09)              (.09)              (.12)              (.10)
    Distributions from net realized gains         (2.42)             (1.75)             (4.61)             (3.09)              (.56)
                                            -----------        -----------        -----------        -----------        -----------
    Total distributions .................         (2.51)             (1.84)             (4.70)             (3.21)              (.66)
                                            -----------        -----------        -----------        -----------        -----------

Net asset value, end of year ............   $     36.09        $     30.44        $     25.52        $     24.83        $     24.25
                                            ===========        ===========        ===========        ===========        ===========

Total return** ..........................         28.23%             27.47%             21.39%             17.34%             40.08%
                                            ===========        ===========        ===========        ===========        ===========

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..   $   971,372        $   815,207        $   720,091        $   639,341        $   525,449
Ratio of expenses to average
  net assets ............................           .59%(1)            .59%(1)            .60%(1)            .59%(1)            .62%
Ratio of net investment income to average
  net assets ............................           .08%               .31%               .35%               .36%               .60%
Portfolio turnover rate .................            64%               112%                85%               141%               114%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999

  ---------------------
  COMMON STOCKS-- 44.1%
  ---------------------

Shares                                                      Value
-----------------------------------------------------------------

Advertising -- 1.2%
      36,000  Interpublic Group of Companies, Inc.   $  2,076,750
     177,000  Omnicom Group, Inc.                      17,700,000
                                                     ------------
                                                       19,776,750
                                                     ------------
Aerospace/Defense -- 0.7%
     193,000  General Dynamics Corp.                   10,180,750
      36,000  Litton Industries, Inc.*                  1,795,500
                                                     ------------
                                                       11,976,250
                                                     ------------
Apparel -- 0.1%
     102,000  Tommy Hilfiger Corp.*                     2,377,875
                                                     ------------
Bank-Midwest -- 0.6%
      68,000  Fifth Third Bancorp                       4,989,500
     121,000  First Tennessee National Corp.            3,448,500
      35,700  Old Kent Financial Corp.                  1,262,887
                                                     ------------
                                                        9,700,887
                                                     ------------
Beverage-Alcoholic -- 0.2%
      62,000  Coors (Adolph) Co. Class "B"              3,255,000
                                                     ------------
Building Materials -- 0.0%
       6,000  USG Corp.                                   282,750
                                                     ------------
Cable TV -- 1.9%
     116,000  Cablevision Systems Corp. Class "A"*      8,758,000
     190,000  Comcast Corp. Class "A"*                  9,606,875
     132,000  EchoStar Communications Corp.
              Class "A"*                               12,870,000
                                                     ------------
                                                       31,234,875
                                                     ------------
Chemical-Specialty -- 0.1%
      20,000  Avery Dennison Corp.                      1,457,500
                                                     ------------
Computer & Peripherals -- 1.9%
     115,000  Adaptec, Inc.*                            5,735,625
     195,422  Cisco Systems, Inc.*                     20,934,582
      91,000  Dell Computer Corp.*                      4,641,000
                                                     ------------
                                                       31,311,207
                                                     ------------
Computer Software & Services -- 5.4%
     100,000  Adobe Systems, Inc.                       6,725,000
      83,000  Citrix Systems, Inc.*                    10,209,000
      79,000  Comverse Technology, Inc.*               11,435,250
     101,000  Electronics For Imaging, Inc.*            5,870,625
     174,000  Mercury Interactive Corp.*               18,781,125
      81,000  Microsoft Corp.*                          9,456,750
     229,500  Paychex, Inc.                             9,180,000
     174,000  Siebel Systems, Inc.*                    14,616,000
                                                     ------------
                                                       86,273,750
                                                     ------------
Diversified Companies -- 0.9%
      28,000  Textron, Inc.                             2,147,250
     228,000  Tyco International, Ltd.                  8,863,500
      62,000  United Technologies Corp.                 4,030,000
                                                     ------------
                                                       15,040,750
                                                     ------------
Drug -- 3.7%
     106,000  Amgen Inc.*                               6,366,625
     170,000  Biogen, Inc.*                            14,365,000
      42,000  Bristol-Myers Squibb Co.                  2,695,875
     110,000  Forest Laboratories, Inc.*                6,758,125
     110,000  MedImmune, Inc.*                         18,246,250
      86,000  Millennium Pharmaceuticals, Inc. *       10,492,000
                                                     ------------
                                                       58,923,875
                                                     ------------
Electric Utility-Central -- 0.7%
     153,000  AES Corp.*                               11,436,750
                                                     ------------
Electrical Equipment -- 0.3%
     108,000  Semtech Corp.*                            5,629,500
                                                     ------------
Electronics -- 2.8%
     202,000  Gemstar International Group, Ltd.*       14,392,500
      98,000  JDS Uniphase Corp.*                      15,808,625
     233,125  Symbol Technologies, Inc.                14,818,008
                                                     ------------
                                                       45,019,133
                                                     ------------
 Entertainment -- 1.9%
      39,000  AMFM Inc.*                                3,051,750
     168,000  CBS Corp.*                               10,741,500
      86,315  Clear Channel Communications, Inc.*       7,703,614
      75,000  Time Warner, Inc.                         5,432,812
      58,000  USA Networks, Inc.*                       3,204,500
                                                     ------------
                                                       30,134,176
                                                     ------------
Financial Services-Diversified -- 0.2%
      65,000  Citigroup Inc.                            3,611,562
                                                     ------------
Food Processing -- 0.5%
     127,000  Quaker Oats Co. (The)                     8,334,375
                                                     ------------
Foreign Telecommunication -- 1.4%
     106,000  Nortel Networks Corp.                    10,706,000
      30,000  Telefonos de Mexico S.A. (ADR)            3,375,000
     182,500  Vodafone AirTouch PLC (ADR)               9,033,750
                                                     ------------
                                                       23,114,750
                                                     ------------
Furniture/Home Furnishings -- 0.2%
      90,000  Ethan Allen Interiors, Inc.               2,885,625
                                                     ------------
Grocery -- 0.2%
     209,800  Kroger Co.*                               3,959,975
                                                     ------------
Hotel/Gaming -- 0.1%
      57,000  Mandalay Resort Group*                    1,147,125
                                                     ------------
Household Products -- 0.2%
      53,000  Kimberly-Clark Corp.                      3,458,250
                                                     ------------
Internet -- 0.6%
      70,000  America Online, Inc.*                     5,280,625
      66,000  Macromedia, Inc.*                         4,826,250
                                                     ------------
                                                       10,106,875
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                      Value
-----------------------------------------------------------------

Machinery -- 0.3%
      74,000  Briggs & Stratton Corp.               $   3,968,250
                                                     ------------
Medical Services -- 0.1%
      28,000  PacifiCare Health Systems, Inc.*          1,484,000
                                                     ------------
Medical Supplies -- 1.3%
     214,000  Allergan, Inc.                           10,646,500
      58,000  Johnson & Johnson                         5,401,250
      97,000  VISX, Inc.*                               5,019,750
                                                     ------------
                                                       21,067,500
                                                     ------------
Natural Gas-Diversified -- 0.8%
     282,000  Enron Corp.                              12,513,750
                                                     ------------
Office Equipment & Supplies -- 0.7%
     108,000  Pitney Bowes, Inc.                        5,217,750
     271,655  Staples, Inc.*                            5,636,841
                                                     ------------
                                                       10,854,591
                                                     ------------
Precision Instrument -- 0.3%
     104,000  Waters Corp.*                             5,512,000
                                                     ------------
Publishing -- 0.1%
      26,000  Reader's Digest Association, Inc.
              Class "A"                                   760,500
                                                     ------------
Recreation -- 1.0%
     111,000  Harley-Davidson, Inc.                     7,110,938
     174,000  Royal Caribbean Cruises, Ltd.             8,580,375
                                                     ------------
                                                       15,691,313
                                                     ------------
Restaurant -- 0.2%
     145,000  Brinker International, Inc.*              3,480,000
                                                     ------------
Retail Building Supply -- 1.4%
     225,000  Home Depot, Inc. (The)                   15,426,563
     115,000  Lowe's Companies, Inc.                    6,871,250
                                                     ------------
                                                       22,297,813
                                                     ------------
Retail-Special Lines -- 3.2%
     141,040  Abercrombie & Fitch Co. Class "A"*        3,764,005
     104,000  AnnTaylor Stores Corp.*                   3,581,500
     181,000  Bed Bath & Beyond Inc.*                   6,289,750
      61,000  Best Buy Co., Inc.*                       3,061,437
     164,000  Circuit City Stores-Circuit City Group    7,390,250
     100,500  Dollar Tree Stores, Inc.*                 4,867,969
     100,250  Gap, Inc. (The)                           4,611,500
       6,405  Intimate Brands, Inc. Class "A"             276,216
      56,000  Ross Stores, Inc.                         1,004,500
     160,000  TJX Companies, Inc. (The)                 3,270,000
      20,000  Tandy Corp.                                 983,750
     131,800  Tiffany & Co.                            11,763,150
                                                     ------------
                                                       50,864,027
                                                     ------------
Retail Store -- 1.7%
      94,000  Dayton Hudson Corp.                       6,903,125
      98,000  Kohl's Corp.*                             7,074,375
     196,000  Wal-Mart Stores, Inc.                    13,548,500
                                                     ------------
                                                       27,526,000
                                                     ------------
Semiconductor -- 2.9%
      78,000  Linear Technology Corp.                   5,581,875
      95,000  PMC-Sierra, Inc.*                        15,229,687
      80,000  QLogic Corp.*                            12,790,000
     110,000  RF Micro Devices, Inc.*                   7,528,125
      67,500  TranSwitch Corp.*                         4,897,969
                                                     ------------
                                                       46,027,656
                                                     ------------
Telecommunications Equipment -- 2.2%
      60,000  General Instrument Corp.*                 5,100,000
     116,000  QUALCOMM Inc.*                           20,430,500
      89,000  Scientific-Atlanta, Inc.                  4,950,625
      74,000  Tellabs, Inc.*                            4,749,875
                                                     ------------
                                                       35,231,000
                                                     ------------
Telecommunication Services -- 1.8%
      43,000  ALLTEL Corp.                              3,555,563
     245,000  CenturyTel, Inc.                         11,606,875
      76,000  MediaOne Group, Inc.*                     5,837,750
     170,000  SBC Communications Inc.                   8,287,500
                                                     ------------
                                                       29,287,688
                                                     ------------
Toiletries/Cosmetics -- 0.3%
      86,000  Estee Lauder Companies Inc. (The)
              Class "A"                                 4,337,625
                                                     ------------
TOTAL COMMON STOCKS
(Cost $306,391,714)                                   711,353,278
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

Principal
Amount                                                      Value
-----------------------------------------------------------------

  ----------------------------------
  U.S. TREASURY OBLIGATIONS -- 16.8%
  ----------------------------------

 $45,000,000  U.S. Treasury Notes
                4.000%, due 10/31/00                 $ 44,255,448
  29,000,000  U.S. Treasury Notes
                5.250%, due 5/31/01                    28,628,597
  30,000,000  U.S. Treasury Notes
                5.750%, due 6/30/01                    29,810,223
  15,000,000  U.S. Treasury Notes
                6.250%, due 8/31/02                    14,980,347
  14,250,000  U.S. Treasury Notes
                5.875%, due 11/15/05                   13,831,285
  14,250,000  U.S. Treasury Notes
                5.625%, due 2/15/06                    13,632,565
  33,000,000  U.S. Treasury Notes
                6.500%, due 10/15/06                   32,903,587
  15,000,000  U.S. Treasury Notes
                6.125%, due 8/15/07                    14,629,165
  15,383,250  U.S. Treasury Inflation Indexed Notes
                3.875%, due 1/15/09                    14,865,864
  59,500,000  U.S. Treasury Bonds
                7.250%, due 8/15/22                    62,738,835
                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $276,893,532)                                   270,275,916
                                                     ------------

  -------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
  -------------------------------------------

  17,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 6/15/01                    16,839,364
  16,000,000  Federal Home Loan Banks
                6.000%, due 11/15/01                   15,849,334
  15,000,000  Federal Home Loan Banks
                5.125%, due 2/26/02                    14,571,136
  27,000,000  Federal Home Loan Mortgage Corp.
                5.500%, due 5/15/02                    26,356,614
  21,000,000  Federal Home Loan Banks
                6.000%, due 8/15/02                    20,689,990
  13,000,000  Federal National Mortgage Association
                6.250%, due 11/15/02                   12,874,966
  13,500,000  Federal National Mortgage Association
                4.750%, due 11/14/03                   12,576,587
  59,000,000  Federal Home Loan Mortgage Corp.
                5.000%, due 1/15/04                    55,267,035
   5,500,000  Federal National Mortgage Association
                5.125%, due 2/13/04                     5,172,084
  29,000,000  Federal National Mortgage Association
                5.625%, due 5/14/04                    27,718,551
  17,000,000  Federal Home Loan Mortgage Corp.
                6.250%, due 7/15/04                    16,626,969
  23,000,000  Federal National Mortgage Association
                5.750%, due 6/15/05                    21,874,237
  10,000,000  Federal National Mortgage Association
                Pool  380188, 6.45%, due 4/1/08         9,428,130
  14,000,000  Federal Home Loan Mortgage Corp.
                5.750%, due 4/15/08                    12,895,702
  10,000,000  Federal National Mortgage Association
                5.250%, due 1/15/09                     8,818,051
  13,045,000  Federal National Mortgage Association
                6.375%, due 6/15/09                    12,452,940
  45,000,000  Federal National Mortgage Association
                6.625%, due 9/15/09                    43,758,396
  15,000,000  Federal Home Loan Mortgage Corp.
                6.625%, due 9/15/09                    14,575,890
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $359,458,445)                                   348,345,976
                                                     ------------

  -------------------------------
  CORPORATE BONDS & NOTES -- 1.1%
  -------------------------------

Chemical-Diversified -- 0.3%
   5,000,000  Goodrich (B.F.) Co. (The) Notes
                6.450%, due 4/15/08                     4,572,137
Telecommunication Services -- 0.8%
   5,000,000  AirTouch Communications Inc. Notes
                6.650%,due 5/1/08                       4,691,887
   5,000,000  MCI WorldCom, Inc. Sr. Notes
                6.400%, due 8/15/05                     4,797,534
   4,000,000  MCI WorldCom, Inc. Sr. Notes
                6.500%, due 4/15/10                     3,711,724
                                                     ------------
                                                       13,201,145
                                                     ------------
TOTAL CORPORATE BONDS & NOTES
(Cost $18,967,354)                                     17,773,282
                                                     ------------
TOTAL INVESTMENT SECURITIES -- 83.6%
(Cost $961,711,045)                                 1,347,748,452
                                                    -------------

  ------------------------------
  SHORT-TERM INVESTMENTS -- 15.8%
  ------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
  29,047,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.470%, 1/5/00         29,029,346
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.600%, 1/11/00        29,953,333
  40,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.560%, 1/14/00        39,919,689
  30,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.620%, 1/19/00        29,915,700
                                                     ------------
                                                      128,818,068
                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                      Value
-----------------------------------------------------------------

REPURCHASE AGREEMENTS -- 7.8%

(including accrued interest)
 $62,000,000  Collateralized by $45,090,000
                U.S. Treasury Bonds 10 5/8%,
                due 8/15/15, with a value of
                $63,118,951 (with Morgan Stanley &
                Co., Inc., 2.47%, dated 12/31/99, due
                1/3/00, delivery value of
                $62,012,762)                         $ 62,004,254
  63,000,000  Collateralized by $31,360,000
                U.S. Treasury Notes 6 1/2%,
                due 8/31/01 and $31,567,000 U.S.
                Treasury Notes 6 3/8%, due 3/31/01
                with a total value of $64,296,606
                (with Banc One Capital Markets, Inc.,
                2.65%, dated 12/31/99, due 1/3/00,
                delivery value $63,013,912)            63,004,637
                                                     ------------
                                                      125,008,891
                                                     ------------
TOTAL SHORT-TERM SECURITIES
(Cost $253,826,959)                                   253,826,959
                                                     ------------

CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES -- 0.6%                       10,305,388
                                                     ------------

-----------------------------------------------------------------
NET ASSETS -- 100.0%                               $1,611,880,799
                                                   ==============
-----------------------------------------------------------------

NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,611,880,799 / 54,850,620
 shares of beneficial interest outstanding)        $        29.39
                                                   ==============

                       See notes to financial statements.

*     Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1999 (Continued)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1999

ASSETS:
   Investment securities, at value
   (cost $961,711,045)                                            $1,347,748,452
   Short-term investments (cost $253,826,959)                        253,826,959
   Cash                                                                  150,207
   Interest and dividends receivable                                   9,964,094
   Receivable for securities sold                                      2,693,035
   Receivable for capital shares sold                                     97,472
   Prepaid insurance expense                                              24,826
                                                                  --------------
     TOTAL ASSETS                                                  1,614,505,045
                                                                  --------------

LIABILITIES
   Payable for capital shares repurchased                              1,642,035
   Accrued expenses:
    Advisory fee                                                         667,997
    GIAC administrative service fee                                      265,843
    Other                                                                 48,371
     TOTAL LIABILITIES                                                 2,624,246
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  ==============

NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $0.01 par value
    (authorized unlimited, outstanding
    54,850,620 shares)                                                   548,506
   Additional paid-in capital                                        883,244,575
   Undistributed net investment income                                31,635,575
   Undistributed net realized gain on investments                    310,414,736
   Net unrealized appreciation of investments                        386,037,407
                                                                  --------------
NET ASSETS                                                        $1,611,880,799
                                                                  ==============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,611,880,799 / 54,850,620
   shares outstanding)                                            $        29.39
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED
December 31, 1999

Investment Income:
 Interest                                                         $  36,700,944
 Dividends (Net of foreign withholding
 tax of $5,837)                                                       3,636,934
                                                                  -------------
     Total Income                                                    40,337,878
                                                                  -------------

Expenses:
 Investment advisory fee                                              7,451,342
 GIAC administrative service fee                                        925,843
 Custodian fees                                                         149,285
 Audit and legal fees                                                    38,541
 Insurance                                                               35,264
 Trustees' fees and expenses                                             14,023
 Printing                                                                12,925
 Taxes and other                                                          2,056
                                                                  -------------
   Total Expenses Before Custody Credits                              8,629,279
   Less: Custody Credits                                                 (3,639)
                                                                  -------------
   Net Expenses                                                       8,625,640
                                                                  -------------
Net Investment Income                                                31,712,238
                                                                  -------------

Net Realized and Unrealized Gain (Loss)
 On Investments:
 Net realized gain                                                  310,691,129
 Net change in unrealized
 appreciation                                                       (14,402,998)
                                                                  -------------
 Net Realized Gain and Change in
   Unrealized Appreciation
   on Investments                                                   296,288,131
                                                                  -------------
 Net Increase in Net Assets
   from Operations                                                $ 328,000,369
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1998

                                                                                  Year Ended         Year Ended
                                                                                 December 31,       December 31,
                                                                                     1999               1998
                                                                               ---------------    ---------------
Operations
    Net investment income                                                      $    31,712,238    $    15,682,392
    Net realized gain on investments                                               310,691,129         79,864,542
    Change in net unrealized appreciation                                          (14,402,998)       215,856,062
                                                                               ---------------    ---------------
    Net increase in net assets from operations                                     328,000,369        311,402,996
                                                                               ---------------    ---------------

Distributions to Shareholders:
    Net investment income                                                          (15,437,565)       (35,369,549)
    Net realized gain from investment transactions                                 (79,625,333)      (101,947,527)
                                                                               ---------------    ---------------
    Total distributions                                                            (95,062,898)      (137,317,076)
                                                                               ---------------    ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                                   109,656,703         98,680,308
    Proceeds from reinvestment of dividends and distributions to shareholder        95,062,898        137,317,076
    Cost of shares repurchased                                                    (240,059,970)      (192,389,054)
                                                                               ---------------    ---------------
    Net (decrease) increase from Trust share transactions                          (35,340,369)        43,608,330
                                                                               ---------------    ---------------

Total Increase In Net Assets                                                       197,597,102        217,694,250

Net Assets:
    Beginning of year                                                            1,414,283,697      1,196,589,447
                                                                               ---------------    ---------------
    End of year                                                                $ 1,611,880,799    $ 1,414,283,697
                                                                               ===============    ===============

Undistributed Net Investment Income, at End of Year                            $    31,635,575    $    15,360,902
                                                                               ===============    ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

  ------------------------------------
  1 -- Significant Accounting Policies
  ------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked bid and prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Trust's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Continued)

gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

  ----------------------------------------
  2 -- Trust Share Transactions, Dividends
       and Distributions
  ----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                     Year Ended       Year Ended
                                    December 31,     December 31,
                                        1999             1998
                                     ----------       -----------
Shares sold                          4,104,143        4,261,820
Shares issued in reinvestment
 of dividends and distributions      3,617,310        6,157,716
                                   ------------     -----------
                                     7,721,453       10,419,536
Shares repurchased                   8,941,008        8,418,685
                                   ------------     -----------
Net (decrease) increase              1,219,555        2,000,851
                                   ============     ===========

Dividends per share from net
 investment income                 $       .285     $       .68
                                   ============     ===========
Distributions per share from
 net realized gains                $       1.47     $      1.96
                                   ============     ===========

  --------------------------------------
  3 -- Purchases and Sales of Securities
  --------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                 Year Ended
                                                December 31,
                                                    1999
                                              ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                          $  725,937,484
 Other Investment Securities                     170,135,232
                                              --------------
                                              $  896,072,716
                                              --------------

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                          $  191,104,011
 Other Investment Securities                     995,248,742
                                              --------------
                                              $1,186,352,753
                                              --------------

      At December 31, 1999, the aggregate cost of investment securities and short-term securities for federal income tax purposes is $1,215,538,004. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes is $410,144,859 and $24,107,452, respectively, resulting in a net appreciation of $386,037,407.

  ---------------------------------------------
  4 -- Investment Advisory Contract, Management
       Fees and Transactions with Affiliates
  ---------------------------------------------

      An advisory fee of $7,451,342 was paid or payable to the Adviser, for the year ended December 31, 1999. This was computed at the annual rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------

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Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and Trustees of the Trust. During the year ended December 31, 1999, the Trust paid brokerage commissions totaling $465,623 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1999, the Trust incurred expenses of $925,843 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of stock outstanding throughout each year:

                                                                               Years Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                       1999             1998            1997             1996             1995
                                                   ----------       ----------       ----------       ----------       -----------
Net asset value, beginning of year ..............  $    25.22       $    22.13       $    21.90        $   20.27       $     16.13
                                                   ----------       ----------       ----------       ----------       -----------
   Income from investment operations:
   Net investment income ........................         .59              .30              .65              .53               .39
   Net gains on securities (both realized
    and unrealized) .............................        5.34             5.43             2.65             2.56              4.17
                                                   ----------       ----------       ----------       ----------       -----------
   Total from investment operations .............        5.93             5.73             3.30             3.09              4.56
                                                   ----------       ----------       ----------       ----------       -----------

   Less distributions:
    Dividends from net investment income ........        (.29)            (.68)            (.55)            (.37)             (.26)
    Distributions from capital gains.............       (1.47)           (1.96)           (2.52)           (1.09)             (.16)
                                                   ----------       ----------       ----------       ----------       -----------
    Total distributions .........................       (1.76)           (2.64)           (3.07)           (1.46)             (.42)
                                                   ----------       ----------       ----------       ----------       -----------
Net asset value, end of year ....................  $    29.39       $    25.22       $    22.13       $    21.90       $     20.27
                                                   ----------       ----------       ----------       ----------       -----------

Total return** ..................................       24.32%           27.45%           15.66%           15.87%            28.54%
                                                   ----------       ----------       ----------       ----------       -----------

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........  $1,611,881       $1,414,284       $1,196,589       $1,072,785       $   876,509
Ratio of expenses to average net assets .........         .58%(1)          .58%(1)          .59%(1)          .58%(1)           .60%
Ratio of net investment income to average
  net assets ....................................        2.13%            1.25%            3.08%            2.70%             2.18%
Portfolio turnover rate .........................          70%             106%              58%              71%               63%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York

February 11, 2000

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

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                                                                              93
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--------------------------------------------------------------------------------
The Shearson Lehman Brothers Fund of Stripped ("Zero")
------------------------------------------------------

U.S. TREASURY SECURITIES, SERIES A - 2004 TRUST

                      Statements of Assets and Liabilities
                           December 31, 1999 and 1998

                                                                             1999        1998
                                                                             ----        ----
Trust Property:
   Investment in securities at value (amortized cost for 1999 and 1998,
   respectively, $6,389,793 and $6,568,487) ...........................   $6,539,299   $7,555,637
   Other assets .......................................................        4,715        8,267
                                                                          ----------   ----------
                                                                          $6,544,014   $7,563,904
                                                                          ==========   ==========
   Interest of Holders: (for 1999 and 1998, respectively,
      8,925,560 and 9,929,560 units of fractional undivided
         interest outstanding)
      Cost of Trust units, net of gross transaction charges ...........   $4,295,202   $4,620,899
      Unrealized appreciation on investment ...........................      149,506      987,150
      Undistributed net investment income .............................    2,099,306    1,955,855
                                                                          ----------   ----------
   Net assets .........................................................   $6,544,014   $7,563,904
                                                                          ==========   ==========
   Net asset value per unit ...........................................   $   0.7332   $   0.7618
                                                                          ==========   ==========

                       Schedules of Portfolio Investments

                                December 31, 1999
Aggregate
Principal                                                          Maturity     Amortized
 Amount               Title of Security                 Coupon       Date         Cost            Value
 ------               -----------------                 ------       ----         ----            -----
$8,890,000     Stripped U.S. Treasury Securities ....        0%    11/15/04     $6,344,394      $6,496,412
    35,560     U.S. Treasury Bonds ..................   11.625%    11/15/04         45,399          42,887
----------                                                                      ----------      ----------
$8,925,560                                                                      $6,389,793      $6,539,299
==========                                                                      ==========      ==========

                                December 31, 1998

Aggregate
Principal                                                          Maturity     Amortized
 Amount               Title of Security                 Coupon       Date         Cost            Value
 ------               -----------------                 ------       ----         ----            -----
$9,890,000     Stripped U.S. Treasury Securities ....        0%    11/15/04     $6,517,981      $7,502,356
    39,560     U.S. Treasury Bonds ..................   11.625%    11/15/04         50,506          53,281
----------                                                                      ----------      ----------
$9,929,560                                                                      $6,568,487      $7,555,637
==========                                                                      ==========      ==========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Statements of Operations and Changes in Net Assets
                  Years Ended December 31, 1999, 1998 and 1997

                                                                  1999           1998          1997
                                                                  ----           ----          ----
Operations:
   Interest income ........................................   $   554,383    $   483,638    $   551,982
   Expenses:
     Trustee fees .........................................        (5,059)           (64)        (6,164)
     Other ................................................        (2,799)        (4,223)        (1,016)
                                                              -----------    -----------    -----------
      Total expenses ......................................        (7,858)        (4,287)        (7,180)
                                                              -----------    -----------    -----------
      Net investment income ...............................       546,525        479,351        544,802
   Realized gain on sale of securities ....................        77,376         54,129        103,648
   Net change in unrealized appreciation ..................      (837,644)       323,222        102,937
                                                              -----------    -----------    -----------
      Net increase (decrease) in net assets from operations      (213,743)       856,702        751,387
                                                              -----------    -----------    -----------

   Capital Share Transactions:
     Proceeds from sales of units .........................            --        137,400             --
     Redemption of units ..................................      (806,147)      (305,476)      (749,980)
                                                              -----------    -----------    -----------
       Net decrease from capital share transactions .......      (806,147)      (168,076)      (749,980)
                                                              -----------    -----------    -----------

     Increase (decrease) in net assets ....................    (1,019,890)       688,626          1,407
Net assets:
     Beginning of year ....................................     7,563,904      6,875,278      6,873,871
                                                              -----------    -----------    -----------
     End of year ..........................................   $ 6,544,014    $ 7,563,904    $ 6,875,278
                                                              ===========    ===========    ===========
       Units subscribed ...................................            --        200,800             --
                                                              ===========    ===========    ===========
       Units redeemed .....................................    (1,004,000)      (401,600)    (1,154,600)
                                                              ===========    ===========    ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Shearson Lehman Brothers Fund of Stripped ("Zero")
------------------------------------------------------

U.S. Treasury Securities, Series A - 2004 Trust

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

      The Shearson Lehman Brothers Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust") is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

      Valuation of securities by the evaluator was made on the basis of current bid prices for the obligations.

      The difference between the initial cost of Stripped U.S. Treasury Securities and principal amount of each security is being amortized over the period to its maturity date using the interest method.

      All items of income and expenses are attributable to the unit holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the Internal Revenue Code. Accordingly, no provision for taxes is required to be made by the Fund.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and judgments that affect the reported amount of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------
2. -- Transaction Charges
-------------------------

      During the years ended December 31, 1999, 1998, and 1997, the Sponsor, Salomon Smith Barney Inc., received transaction charges aggregating $5,668, $13,985, and $1,871, respectively. Transaction charges with respect to the initial deposit were waived by the Sponsor.

-----------------
3. -- Investments
-----------------

      At December 31, 1999 and 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes. The aggregate gross unrealized appreciation for all securities amounted to $149,506 and $987,150 at December 31, 1999 and 1998, respectively.

      During the years ended December 31, 1999 and 1998, purchases of securities aggregated $0 and $137,400, respectively. The aggregate proceeds from sales during the years ended December 31, 1999 and 1998 was $739,053 and $284,421, respectively.

------------------------------
4. -- Supplemental Information
------------------------------

      Selected data per 1,000 units of the Trust outstanding throughout the years ended December 31, 1999, 1998, and 1997, respectively, are as follows (based on average units outstanding throughout the year):

                                                          1999       1998       1997
                                                          ----       ----       ----
Interest income .....................................   $ 57.54    $ 47.85    $ 50.44
Expenses ............................................      (.82)      (.42)      (.66)
                                                        -------    -------    -------
  Net investment income .............................     56.72      47.43      49.78
Increase (decrease) in unrealized appreciation* .....    (85.34)     35.69      19.78
                                                        -------    -------    -------
Net increase (decrease) in net assets from operations    (28.62)     83.12      69.56
Net assets:
  Beginning of year .................................    761.80     678.68     609.12
                                                        -------    -------    -------
  End of year .......................................   $733.18    $761.80    $678.68
                                                        -------    -------    -------

* If the amount shown per 1,000 units outstanding throughout the period does not agree with the change in the aggregate gains or losses in the portfolio of securities for the period, it is due to the timing of sales and redemptions of the Trust's units in relation to the decrease in market values of the portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Sponsor and Holders of
The Shearson Lehman Brothers Fund of Stripped ("Zero")
U.S. Treasury Securities, Series A - 2004 Trust:

      We have audited the accompanying statements of assets and liabilities of The Shearson Lehman Brothers Fund of Stripped ("Zero") U.S. Treasury Securities, Series A - 2004 Trust, including the schedules of portfolio investments, as of December 31, 1999 and 1998, and the related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation with the custodian of securities owned as of December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of The Shearson Lehman Brothers Fund of Stripped ("Zero") U.S. Treasury Securities, Series A - 2004 Trust, as of December 31, 1999 and 1998, and the results of its operations and changes in its net assets for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

KPMG LLP
February 21, 2000

--------------------------------------------------------------------------------

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